UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	May 31, 2020

Date of reporting period:	June 1, 2019 — May 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Dynamic Risk Allocation Fund

Annual report
5 | 31 | 20

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PDREX

Putnam
Dynamic Risk
Allocation Fund

Annual report
5 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 14, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. In addition, our nation is struggling with confusion, anger, and grief over the excessive force that caused the death of George Floyd and with the overall issue of systemic racial injustice. Your Board of Trustees and Putnam Investments stand united against oppression and racism. We will work to support thoughtful and resourceful actions to elevate both our workplace and society.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

The fund’s management team has experience in global allocation strategies over several market cycles.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

The fund is not intended to outperform stocks and bonds during strong market rallies.

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Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a three-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund’s portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 16–17.

† Source: Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/20. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

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Please describe the markets during the 12-month reporting period ended May 31, 2020.

Global financial markets were marked by a series of ups and downs during the 12-month period. At the beginning of the period, the environment was generally favorable for equities and fixed-income securities. The Federal Reserve [Fed] cut interest rates three times in 2019 and trade tensions eased between China and the United States. However, starting in February 2020, the economic fallout from the COVID-19 pandemic and the collapse in oil prices sent markets into a tailspin. Markets endured a historic sell-off and a partial recovery in the following weeks through the end of May.

Investors also braced for a global recession as growth plummeted and stay-at-home orders took effect. A flight-to-safety trade pushed the yields on U.S. Treasuries lower. The 10-year Treasury yield plunged to an all-time low of 0.54% on March 9 and ended the period at 0.65%, after beginning 2020 at 1.88%. With interest rates already low, bonds ended the period on a positive note. The rate-sensitive Bloomberg Barclays U.S. Aggregate Bond Index rose 9.42% during the period. The

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Allocations are shown as a percentage of the fund’s net assets as of 5/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

S&P 500 Index, a broad measure of stocks, rose 12.84% during the period. But U.S. small-cap stocks, as measured by the Russell 2000 Index, dropped 3.44%.

After cutting interest rates to near zero in mid-March, the Fed unleashed a torrent of bond-buying programs to help stabilize the markets. It purchased Treasury and agency mortgage-backed securities and launched a lending facility to prop up money market mutual funds and corporate bonds. These actions have increased liquidity in the bond markets and, in turn, stabilized spreads as we ended the period. Central banks across Europe, Asia, and other regions also rolled out COVID-19 stimulus measures.

How did the fund perform during the reporting period?

Putnam Dynamic Risk Allocation Fund declined 2.64% over the 12-month period. The fund underperformed the custom benchmark, the Putnam Dynamic Risk Allocation Blended Index, which gained 2.30%.

What strategies helped and what detracted in the fund’s relative performance?

The fund’s negative performance was primarily driven by its exposure to commodities. Commodity markets experienced weakness during the first quarter of 2020 as coronavirus induced lockdowns diminished the demand for oil, and sent prices plummeting. Nevertheless, the fund’s underweight exposure

6 Dynamic Risk Allocation Fund

to commodities helped mitigate greater losses. Equity selection also contributed to negative performance, specifically a strategy that targets low-beta (low-volatility) stocks.

Interest-rate-sensitive fixed income was the largest positive contributor. Bond prices rose as interest rates declined during this period. Our slight underweight position in interest-rate-sensitive bonds toward the end of the period detracted from performance as rates continued to decline. Additionally, our underweight exposure to credit-sensitive assets added value as credit spreads widened during the first quarter of 2020. Strong security selection in commodity-linked instruments and high-yield bonds also aided results.

What is your outlook, and how have you positioned the fund?

We are closely monitoring the spread of COVID-19, commodity prices, and volatility in the financial markets. In our view, the biggest risk on the horizon is the impact of the COVID-19 pandemic on economic growth, corporate earnings growth, and cash flows. We believe credit markets, supported by the Fed’s promise for unlimited quantitative easing, could recover sooner than equity markets in 2020. The Fed, other global central banks, and governments

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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are taking the appropriate monetary and fiscal policy measures, in our opinion.

While some U.S. states have begun easing stay-at-home restrictions, the road to global economic recovery remains slow and uncertain. The Fed in mid-June said it would leave interest rates near zero for the foreseeable future because of high projected unemployment. The central bank expects the U.S. economy to contract by 6.5% at the end of this year compared with the final quarter of 2019, before rebounding by 5% in 2021. Therefore, we believe a recession is inevitable in the United States.

In the latter half of the 12-month period, we shifted our positioning in all asset classes as the spread of COVID-19 and oil price wars disrupted markets. Commodity positioning shifted from underweight to neutral at the end of the period. The team believes the point of maximum pain in crude oil markets has been reached. OPEC cuts are now going into effect and forced shut-ins are taking millions of additional barrels off the market.

We have moved our equity recommendation from neutral to slightly underweight because the team believes we have reached the peak of this bear market rally. The almost 30% rally in April and May is consistent with bear market rallies of the past, on both a duration and percentage basis. We changed our credit position from underweight to neutral, as spreads reached a level where high-yield bonds could absorb widespread defaults.

Credit market plumbing continues to improve, and the Fed is standing as a backstop to spread widening with the purchase of investment-grade corporate bonds. Lastly, we changed from neutral to slightly underweight for the fund’s interest-rate risk positions. U.S. Treasury bonds continue to be a high-carry asset (offering higher interest rates) relative to other developed government bonds. At the same time, economic weakness and a potential second wave of COVID-19 could cause the 10-year Treasury yield to test the zero lower bound, which would add to returns, in our view.

Allocations are shown as a percentage of the fund’s net assets as of 5/31/20. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8 Dynamic Risk Allocation Fund

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/20

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/19/11)
Before sales charge	29.18%	2.99%	4.66%	0.92%	1.06%	0.35%	–2.64%
After sales charge	21.75	2.29	–1.36	–0.27	–4.75	–1.61	–8.24
Class B (9/19/11)
Before CDSC	21.60	2.27	0.83	0.17	–1.16	–0.39	–3.36
After CDSC	21.60	2.27	–1.01	–0.20	–3.97	–1.34	–8.06
Class C (9/19/11)
Before CDSC	21.02	2.22	0.79	0.16	–1.21	–0.40	–3.43
After CDSC	21.02	2.22	0.79	0.16	–1.21	–0.40	–4.37
Class R (9/19/11)
Net asset value	26.46	2.74	3.41	0.67	0.36	0.12	–2.87
Class R6 (7/2/12)
Net asset value	33.31	3.36	6.71	1.31	2.26	0.75	–2.26
Class Y (9/19/11)
Net asset value	32.16	3.26	6.03	1.18	1.81	0.60	–2.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Dynamic Risk Allocation Fund

Comparative index returns For periods ended 5/31/20

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Putnam Dynamic
Risk Allocation	45.47%	4.40%	16.95%	3.18%	11.42%	3.67%	2.30%
Blended Index*
Lipper Alternative
Global Macro
Funds category	32.87	2.87	6.08	1.00	4.45	1.32	0.30
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 16–17.

† Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/20, there were 221, 207, 194, and 123 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,160 and $12,102, respectively, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $12,646, $13,331, and $13,216, respectively.

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Fund price and distribution information For the 12-month period ended 5/31/20

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.395		$0.306	$0.297	$0.323	$0.440	$0.425
Capital gains	—		—	—	—	—	—
Total	$0.395		$0.306	$0.297	$0.323	$0.440	$0.425
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
5/31/19	$10.90	$11.56	$10.72	$10.75	$10.93	$10.87	$10.92
5/31/20	10.25	10.88	10.08	10.11	10.32	10.22	10.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/20

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/19/11)
Before sales charge	31.95%	3.21%	9.47%	1.83%	4.08%	1.34%	–4.24%
After sales charge	24.36	2.51	3.18	0.63	–1.90	–0.64	–9.74
Class B (9/19/11)
Before CDSC	24.21	2.50	5.53	1.08	1.85	0.61	–4.98
After CDSC	24.21	2.50	3.61	0.71	–1.05	–0.35	–9.60
Class C (9/19/11)
Before CDSC	23.54	2.44	5.48	1.07	1.79	0.59	–4.96
After CDSC	23.54	2.44	5.48	1.07	1.79	0.59	–5.88
Class R (9/19/11)
Net asset value	29.04	2.95	8.06	1.56	3.25	1.07	–4.56
Class R6 (7/2/12)
Net asset value	36.18	3.58	11.62	2.22	5.33	1.75	–3.87
Class Y (9/19/11)
Net asset value	34.99	3.48	10.90	2.09	4.95	1.62	–3.98

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Dynamic Risk Allocation Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 5/31/19*	1.16%	1.91%	1.91%	1.41%	0.76%	0.91%
Total annual operating expenses for the
fiscal year ended 5/31/19	1.46%	2.21%	2.21%	1.71%	1.06%	1.21%
Annualized expense ratio for the
six-month period ended 5/31/20†	1.17%	1.92%	1.92%	1.42%	0.75%	0.92%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/20.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/19 to 5/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.65	$9.26	$9.26	$6.86	$3.63	$4.45
Ending value (after expenses)	$931.70	$928.30	$928.60	$931.30	$933.60	$933.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/20, use the following calculation method. To find the value of your investment on 12/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.91	$9.67	$9.67	$7.16	$3.79	$4.65
Ending value (after expenses)	$1,019.15	$1,015.40	$1,015.40	$1,017.90	$1,021.25	$1,020.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. International investing involves currency, economic, and political risks. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to

16 Dynamic Risk Allocation Fund

non-resident institutional investors who do not benefit from double taxation treaties.

MSCI ACWI (All Country World Index) Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% the MSCI World Index (ND), 40% the Bloomberg Barclays Global Aggregate Bond Index, and 10% the S&P GSCI.

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P GSCI is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings

Dynamic Risk Allocation Fund 17

with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2020, Putnam employees had approximately $453,000,000 and the Trustees had approximately $73,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Dynamic Risk Allocation Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Risk Allocation Fund 19

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Dynamic Risk Allocation Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of May 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent, agent banks and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
July 14, 2020

20 Dynamic Risk Allocation Fund

The fund’s portfolio 5/31/20

COMMON STOCKS (49.7%)*	Shares	Value
Basic materials (1.4%)
Anglo American Platinum, Ltd. (South Africa)	525	$33,434
Anglo American PLC (United Kingdom)	4,149	87,773
Anhui Conch Cement Co., Ltd. Class H (China)	8,500	64,091
Arkema SA (France)	481	42,070
Axalta Coating Systems, Ltd. †	3,932	90,869
BHP Group PLC (United Kingdom)	2,575	50,500
China Resources Cement Holdings, Ltd. (China)	24,000	30,316
Covestro AG (Germany) †	1,888	69,996
CRH PLC (Ireland)	1,601	52,386
Eiffage SA (France) †	400	36,594
Fortescue Metals Group, Ltd. (Australia)	4,314	39,583
Glencore PLC (United Kingdom)	544	1,015
ICL Group, Ltd. (Israel)	4,898	16,954
Impala Platinum Holdings, Ltd. (South Africa)	778	5,221
Korea Zinc Co., Ltd. (South Korea)	59	18,046
LafargeHolcim, Ltd. (Switzerland)	505	20,983
MMC Norilsk Nickel PJSC ADR (Russia)	1,761	55,523
NewMarket Corp.	218	95,076
Nitto Denko Corp. (Japan)	500	27,086
Novolipetsk Steel PJSC GDR (Russia)	636	12,299
PETRONAS Chemicals Group (PCG) Bhd (Malaysia)	11,100	16,114
Reliance Steel & Aluminum Co.	860	83,420
Rio Tinto PLC (United Kingdom)	1,766	94,659
Shin-Etsu Chemical Co., Ltd. (Japan)	600	70,405
Soulbrain Co., Ltd. (South Korea)	278	18,183
		1,132,596
Capital goods (3.7%)
ACS Actividades de Construccion y Servicios SA (Spain)	1,655	42,441
Allison Transmission Holdings, Inc.	2,219	83,701
AptarGroup, Inc.	200	22,278
Berry Global Group, Inc. †	3,555	159,655
Daelim Industrial Co., Ltd. (South Korea)	239	17,861
Daikin Industries, Ltd. (Japan)	600	88,346
Faurecia SA (France)	1,328	51,423
General Dynamics Corp.	142	20,850
HEICO Corp.	1,030	103,783
Hitachi, Ltd. (Japan)	2,500	80,243
Honeywell International, Inc.	3,091	450,822
Hyundai Mobis Co., Ltd. (South Korea)	325	52,145
Ingersoll Rand, Inc. †	1,727	48,701
Legrand SA (France)	649	44,338
Lockheed Martin Corp.	1,308	508,080
Obayashi Corp. (Japan)	2,600	24,087
Republic Services, Inc.	1,626	138,958
Samsung Engineering Co., Ltd. (South Korea) †	1,160	11,383
Sandvik AB (Sweden) †	5,818	96,823
Silgan Holdings, Inc.	1,299	43,439
Teledyne Technologies, Inc. †	530	198,284

Dynamic Risk Allocation Fund 21

COMMON STOCKS (49.7%)* cont.	Shares	Value
Capital goods cont.
Tervita Corp. (Canada) †	63	$172
Toshiba Corp. (Japan)	1,800	49,242
Trane Technologies PLC	1,958	176,631
Waste Management, Inc.	3,240	345,870
Weichai Power Co., Ltd. Class H (China)	14,000	24,435
		2,883,991
Communication services (2.4%)
Advanced Info Service PCL (Thailand)	7,900	46,938
AT&T, Inc. S	1,495	46,136
BT Group PLC (United Kingdom)	11,604	16,734
Cellnex Telecom, SA 144A (Spain)	455	25,832
Charter Communications, Inc. Class A †	517	281,248
China Mobile, Ltd. (China)	6,000	42,160
Deutsche Telekom AG (Germany)	6,910	107,249
Equinix, Inc. R	374	260,914
Hellenic Telecommunications Organization SA (Greece)	790	11,135
Hikari Tsushin, Inc. (Japan)	100	21,937
Juniper Networks, Inc.	8,811	213,755
KDDI Corp. (Japan)	3,200	93,183
KT Corp. (South Korea)	311	6,128
Nippon Telegraph & Telephone Corp. (Japan)	2,500	56,603
NTT DoCoMo, Inc. (Japan)	1,300	35,553
PLDT, Inc. (Philippines)	175	4,382
Telstra Corp., Ltd. (Australia)	13,712	29,466
TIM Participacoes SA (Brazil)	4,000	10,209
Verizon Communications, Inc.	10,849	622,516
		1,932,078
Consumer cyclicals (5.3%)
Adecco Group AG (Switzerland)	826	39,384
Amazon.com, Inc. †	182	444,511
Aristocrat Leisure, Ltd. (Australia)	2,021	34,259
Astro Malaysia Holdings Bhd (Malaysia)	5,100	1,163
Automatic Data Processing, Inc.	2,897	424,382
AutoZone, Inc. †	210	241,051
Bata India, Ltd. (India)	377	6,602
Berkeley Group Holdings PLC (The) (United Kingdom)	408	20,731
Brambles, Ltd. (Australia)	5,712	44,017
CK Hutchison Holdings, Ltd. (Hong Kong)	4,500	27,797
Clear Channel Outdoor Holdings, Inc. †	6,655	6,427
Clicks Group, Ltd. (South Africa)	1,606	21,371
Com7 PCL (Thailand)	12,400	9,550
Compass Group PLC (United Kingdom)	3,442	50,596
Daiwa House Industry Co., Ltd. (Japan)	1,200	29,826
Ecolab, Inc.	637	135,413
Feng Tay Enterprise Co., Ltd. (Taiwan)	1,000	6,039
Ferrari NV (Italy)	118	19,987
Fiat Chrysler Automobiles NV (Italy) †	4,102	36,380
Ford Otomotiv Sanayi AS (Turkey)	721	6,551
Fosun International, Ltd. (China)	19,000	24,606

22 Dynamic Risk Allocation Fund

COMMON STOCKS (49.7%)* cont.	Shares	Value
Consumer cyclicals cont.
Geely Automobile Holdings, Ltd. (China)	6,000	$8,299
Genting Bhd (Malaysia)	7,400	6,828
Genting Malaysia Bhd (Malaysia)	18,300	9,791
Hermes International (France)	121	100,878
Home Product Center PCL (Thailand)	50,100	22,522
Hoshizaki Corp. (Japan)	300	24,240
Host Hotels & Resorts, Inc. R	5,251	62,697
iHeartMedia, Inc. Class A †	2,830	24,621
Industria de Diseno Textil SA (Inditex) (Spain)	3,233	90,374
Kering SA (France)	170	89,118
Kia Motors Corp. (South Korea)	1,796	49,845
Nintendo Co., Ltd. (Japan)	200	80,831
Omnicom Group, Inc.	4,418	242,062
Peugeot SA (France) †	3,910	55,966
Pou Chen Corp. (Taiwan)	5,000	4,928
President Chain Store Corp. (Taiwan)	1,000	9,845
Qualicorp Consultoria e Corretora de Seguros SA (Brazil)	3,800	16,891
Ross Stores, Inc.	2,648	256,750
Sabre Corp.	1,400	9,758
ServiceMaster Global Holdings, Inc. †	371	12,206
Sinotruk Hong Kong, Ltd. (China)	9,000	21,958
Sohgo Security Services Co., Ltd. (Japan)	300	14,766
Sony Corp. (Japan)	1,800	114,944
Sun Art Retail Group, Ltd. (China)	6,000	9,206
Taylor Wimpey PLC (United Kingdom)	13,427	23,936
Teco Electric and Machinery Co., Ltd. (Taiwan)	5,000	4,699
TJX Cos., Inc. (The)	8,542	450,676
Tofas Turk Otomobil Fabrikasi AS (Turkey)	2,153	7,040
Toyota Motor Corp. (Japan)	300	18,823
Volkswagen AG (Preference) (Germany) †	402	58,935
Volvo AB (Sweden) †	2,088	29,686
Wal-Mart de Mexico SAB de CV (Mexico)	5,339	13,363
Walt Disney Co. (The)	3,078	361,049
Wesfarmers, Ltd. (Australia)	2,968	79,112
Wolters Kluwer NV (Netherlands)	1,114	89,013
Xinyi Glass Holdings, Ltd. (China)	10,000	10,601
Zhongsheng Group Holdings, Ltd. (China)	6,000	30,932
		4,147,832
Consumer staples (4.7%)
a2 Milk Co., Ltd. (New Zealand) †	1,391	16,444
Associated British Foods PLC (United Kingdom)	2,117	47,817
Bright Horizons Family Solutions, Inc. †	493	55,157
British American Tobacco PLC (United Kingdom)	1,457	57,620
Carlsberg A/S Class B (Denmark)	560	72,527
Charoen Pokphand Foods PCL (Thailand)	7,400	7,328
China Yuhua Education Corp., Ltd. (China)	8,000	7,856
Coca-Cola Co. (The)	3,628	169,355
Coca-Cola HBC AG (Switzerland)	1,203	30,405
Colgate-Palmolive Co.	162	11,717

Dynamic Risk Allocation Fund 23

COMMON STOCKS (49.7%)* cont.	Shares	Value
Consumer staples cont.
Essity AB Class B (Sweden) †	2,522	$83,456
Ferguson PLC (United Kingdom)	1,081	85,384
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	60,000	7,990
Hershey Co. (The)	2,018	273,802
Hindustan Unilever, Ltd. (India)	1,547	42,249
Indofood Sukses Makmur Tbk PT (Indonesia)	16,900	6,669
ITOCHU Corp. (Japan)	4,000	85,852
Just Eat-Takeaway (Netherlands) †	327	35,606
Kao Corp. (Japan)	300	24,083
Koninklijke Ahold Delhaize NV (Netherlands)	3,044	77,315
Kose Corp. (Japan)	200	25,071
KT&G Corp. (South Korea)	573	38,877
L’Oreal SA (France) †	364	106,284
McDonald’s Corp.	393	73,224
Mondelez International, Inc. Class A	8,856	461,575
Nestle Malaysia Bhd (Malaysia)	100	3,194
Nestle SA (Switzerland)	1,531	165,760
PepsiCo, Inc.	1,568	206,270
Procter & Gamble Co. (The)	2,106	244,128
Sime Darby Bhd (Malaysia)	12,600	6,069
Starbucks Corp.	5,844	455,774
Sundrug Co., Ltd. (Japan)	700	23,584
Sysco Corp.	5,385	297,037
Tesco PLC (United Kingdom)	7,629	21,589
Uni-President Enterprises Corp. (Taiwan)	15,000	36,400
Unilever PLC (United Kingdom)	526	28,225
US Foods Holding Corp. †	3,601	68,923
Vipshop Holdings, Ltd. ADR (China) †	1,922	33,327
Want Want China Holdings, Ltd. (China)	20,000	14,487
WH Group, Ltd. (Hong Kong)	74,000	64,186
Wilmar International, Ltd. (Singapore)	8,400	23,815
Woolworths Group, Ltd. (Australia)	2,365	55,390
YDUQS Participacoes SA (Brazil)	478	2,551
Yum China Holdings, Inc. (China)	863	39,991
		3,694,363
Energy (1.2%)
Cabot Oil & Gas Corp.	8,282	164,315
Chevron Corp.	1,074	98,486
China Petroleum & Chemical Corp. (Sinopec) Class H (China)	54,000	25,219
Ecopetrol SA ADR (Colombia)	1,234	12,846
Exxon Mobil Corp. S	5,069	230,487
Lukoil PJSC ADR (Russia)	549	41,031
Lundin Petroleum AB (Sweden)	921	22,316
Occidental Petroleum Corp. S	5,604	72,572
OMV AG (Austria) †	777	25,756
Petronas Gas Bhd (Malaysia)	1,400	6,135
Petronet LNG, Ltd. (India)	5,841	19,491
PTT Exploration & Production PCL (Foreign depository shares) (Thailand)	11,700	30,896
Royal Dutch Shell PLC Class B (United Kingdom)	8,464	129,158

24 Dynamic Risk Allocation Fund

COMMON STOCKS (49.7%)* cont.	Shares	Value
Energy cont.
Santos, Ltd. (Australia)	7,298	$25,756
Sao Martinho SA (Brazil)	1,246	4,537
Surgutneftegas OJSC (Russia)	29,208	14,641
		923,642
Financials (9.9%)
3i Group PLC (United Kingdom)	4,400	45,088
ABN AMRO Bank NV GDR (Netherlands)	3,566	28,720
AGNC Investment Corp. R	15,074	195,058
Agree Realty Corp. R	790	49,588
Alexandria Real Estate Equities, Inc. R	60	9,223
Allianz SE (Germany)	606	109,960
Allstate Corp. (The)	3,687	360,625
American Campus Communities, Inc. R	1,478	47,739
American Financial Group, Inc.	819	49,337
American Homes 4 Rent R	4,254	107,371
Americold Realty Trust R	1,927	68,813
Amundi SA (France) †	206	15,368
Annaly Capital Management, Inc. R	41,287	254,328
Apple Hospitality REIT, Inc. R	2,894	29,548
AvalonBay Communities, Inc. R	696	108,583
Aviva PLC (United Kingdom)	20,222	62,213
Banco BBVA Argentina SA ADR (Argentina) †	2,300	7,291
Banco Bilbao Vizcaya Argenta (Spain)	19,710	61,531
Banco BTG Pactual SA (Units) (Brazil)	3,000	27,457
Banco de Chile ADR (Chile)	416	6,881
Banco do Brasil SA (Brazil)	5,888	34,028
Banco Macro SA ADR (Argentina) †	1,087	18,653
Banco Santander (Brasil) S.A. (Units) (Brazil)	3,900	18,637
Banco Santander Chile ADR (Chile)	414	6,529
Bank Central Asia Tbk PT (Indonesia)	12,500	22,240
Bank Leumi Le-Israel BM (Israel)	7,334	39,182
Bank of China, Ltd. Class H (China)	10,000	3,673
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia)	12,200	2,408
BB Seguridade Participacoes SA (Brazil)	9,000	42,636
BNP Paribas SA (France) †	2,250	81,157
BOC Hong Kong Holdings, Ltd. (Hong Kong)	9,500	26,664
Boston Properties, Inc. R	590	50,728
Brixmor Property Group, Inc. R	3,211	35,835
Broadridge Financial Solutions, Inc.	429	51,952
Camden Property Trust R	1,713	156,860
Capitec Bank Holdings, Ltd. (South Africa)	257	12,496
Chailease Holding Co., Ltd. (Taiwan)	10,000	38,879
Chatham Lodging Trust R	325	2,194
Chimera Investment Corp. R S	5,063	42,074
China Minsheng Banking Corp., Ltd. Class H (China)	19,000	13,283
Chubb, Ltd.	89	10,853
City Office REIT, Inc. (Canada) R	3,847	35,700
CK Asset Holdings, Ltd. (Hong Kong)	10,000	54,969
Colony Capital, Inc. R	1,922	3,863

Dynamic Risk Allocation Fund 25

COMMON STOCKS (49.7%)* cont.	Shares	Value
Financials cont.
Community Healthcare Trust, Inc. R	72	$2,622
Corporate Office Properties Trust R	2,039	50,914
Country Garden Services Holdings Co, Ltd. (China)	4,000	18,823
Credit Agricole SA (France) †	5,587	48,895
DBS Group Holdings, Ltd. (Singapore)	2,100	29,047
Deutsche Boerse AG (Germany)	358	58,991
Digital Realty Trust, Inc. R	292	41,920
DNB ASA (Norway) †	2,359	32,244
Duke Realty Corp. R	3,513	121,129
Easterly Government Properties, Inc. R	2,437	61,096
Equity Commonwealth R	1,835	61,840
Equity Lifestyle Properties, Inc. R	1,812	112,888
Equity Residential R	3,138	190,037
Essex Property Trust, Inc. R	373	90,553
Extra Space Storage, Inc. R	880	85,140
Fubon Financial Holding Co., Ltd. (Taiwan)	17,000	24,034
Gaming and Leisure Properties, Inc. R	4,656	160,818
Gjensidige Forsikring ASA (Norway) †	787	14,316
Gladstone Commercial Corp. R	1,074	19,246
Global Medical REIT, Inc. R	929	9,959
Goodman Group (Australia) R	4,569	46,317
Hargreaves Lansdown PLC (United Kingdom)	736	16,745
Healthcare Realty Trust, Inc. R	1,940	59,558
Healthpeak Properties, Inc. R	210	5,174
Henderson Land Development Co., Ltd. (Hong Kong)	7,600	27,298
HSBC Holdings PLC (United Kingdom)	5,545	25,500
Industrial & Commercial Bank of China, Ltd. Class H (China)	72,000	46,714
Intercontinental Exchange, Inc.	3,894	378,692
Israel Discount Bank, Ltd. Class A (Israel)	9,326	29,893
JPMorgan Chase & Co.	5,815	565,858
KBC Group NV (Belgium)	603	31,670
Legal & General Group PLC (United Kingdom)	29,340	72,476
Life Storage, Inc. R	617	60,145
Loews Corp.	3,536	117,537
Logan Property Holdings Co., Ltd. (China)	10,000	14,953
LTC Properties, Inc. R	1,031	37,951
MFA Financial, Inc. R	9,539	16,121
MGIC Investment Corp.	5,451	44,753
Mid-America Apartment Communities, Inc. R	586	68,187
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	2,700	13,201
National Health Investors, Inc. R	752	41,728
National Retail Properties, Inc.	1,444	45,327
New Residential Investment Corp. R	11,817	84,728
Nomura Real Estate Holdings, Inc. (Japan)	1,300	24,098
ORIX Corp. (Japan)	4,400	58,445
OTP Bank Nyrt (Hungary)	441	14,690
Paramount Group, Inc. R	4,317	33,284
Partners Group Holding AG (Switzerland)	105	87,250
Physicians Realty Trust R	3,339	57,665

26 Dynamic Risk Allocation Fund

COMMON STOCKS (49.7%)* cont.	Shares	Value
Financials cont.
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	8,500	$84,390
Powszechny Zaklad Ubezpieczen SA (Poland)	1,067	7,969
Prologis, Inc. R	2,514	230,032
Public Storage R	518	105,019
Qualitas Controladora SAB de CV (Mexico)	900	3,611
Realty Income Corp. R	431	23,839
Reinsurance Group of America, Inc.	504	45,738
Retail Opportunity Investments Corp. R	3,002	28,189
RHB Bank Bhd (Malaysia)	7,800	8,588
Ruentex Development Co., Ltd. (Taiwan)	1,000	1,524
Sberbank of Russia PJSC ADR (Russia)	1,948	22,144
Simon Property Group, Inc. R	1,004	57,931
Singapore Exchange, Ltd. (Singapore)	4,600	27,087
Skandinaviska Enskilda Banken AB (Sweden) †	7,497	65,315
Starwood Property Trust, Inc. R	5,782	76,669
STORE Capital Corp. R	1,958	37,868
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,200	92,708
Sun Hung Kai Properties, Ltd. (Hong Kong)	2,500	28,920
Swiss Life Holding AG (Switzerland)	42	14,820
Taishin Financial Holding Co., Ltd. (Taiwan)	29,000	12,573
Terreno Realty Corp. R	571	29,229
Tisco Financial Group PCL (Thailand)	7,400	17,447
Two Harbors Investment Corp. R	3,350	15,142
U.S. Bancorp	8,362	297,353
UDR, Inc. R	2,063	76,290
VEREIT, Inc. R	8,754	47,972
VICI Properties, Inc. R	13,047	255,982
Vornado Realty Trust R	3,863	139,879
Weingarten Realty Investors R	1,947	34,812
Welltower, Inc. R	767	38,864
Yuanta Financial Holding Co., Ltd. (Taiwan)	31,000	16,804
Zurich Insurance Group AG (Switzerland)	74	23,942
		7,779,335
Health care (6.5%)
AbbVie, Inc.	1,522	141,044
Advanz Pharma Corp., Ltd. (Canada) †	214	740
Alfresa Holdings Corp. (Japan)	1,100	22,199
Amgen, Inc.	972	223,268
Asahi Intecc Co., Ltd. (Japan)	700	21,451
Astellas Pharma, Inc. (Japan)	5,100	90,661
AstraZeneca PLC (United Kingdom)	368	39,127
Baxter International, Inc.	3,570	321,336
Biogen, Inc. †	482	148,017
Bristol-Myers Squibb Co.	2,888	172,471
Chemed Corp.	241	115,321
China Biologic Products Holdings, Inc. (China) †	18	1,994
Eli Lilly and Co.	1,447	221,319
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	723	13,477
Galapagos NV (Belgium) †	191	39,138

Dynamic Risk Allocation Fund 27

COMMON STOCKS (49.7%)* cont.	Shares	Value
Health care cont.
Gilead Sciences, Inc.	1,083	$84,290
GlaxoSmithKline PLC (United Kingdom)	2,553	52,872
Hologic, Inc. †	4,367	231,451
Hypera SA (Brazil)	3,100	18,717
Jazz Pharmaceuticals PLC †	165	19,688
Johnson & Johnson	2,911	433,011
Kobayashi Pharmaceutical Co., Ltd. (Japan)	100	8,910
Laboratory Corp. of America Holdings †	842	147,619
M3, Inc. (Japan)	700	28,226
Medtronic PLC	5,078	500,589
Merck & Co., Inc.	3,240	261,533
Novartis AG (Switzerland)	2,050	177,714
Novo Nordisk A/S Class B (Denmark)	2,153	140,369
Ono Pharmaceutical Co., Ltd. (Japan)	700	20,005
PeptiDream, Inc. (Japan) †	300	13,472
Pfizer, Inc.	7,454	284,668
QIAGEN NV (Netherlands) †	5,146	225,343
Quest Diagnostics, Inc.	1,129	133,538
Roche Holding AG (Switzerland)	609	211,398
Sabra Health Care REIT, Inc. R	1,997	26,880
Sartorius Stedim Biotech (France) †	129	35,091
Shionogi & Co., Ltd. (Japan)	1,400	82,722
Sino Biopharmaceutical, Ltd. (China)	41,000	64,829
Suzuken Co., Ltd. (Japan)	600	21,815
Thermo Fisher Scientific, Inc.	188	65,648
Ventas, Inc. R	423	14,784
Vertex Pharmaceuticals, Inc. †	197	56,728
Zimmer Biomet Holdings, Inc.	523	66,076
Zoetis, Inc.	1,029	143,432
		5,142,981
Technology (11.9%)
Accenture PLC Class A	356	71,777
Alibaba Group Holding, Ltd. ADR (China) †	869	180,222
Alphabet, Inc. Class A †	556	797,037
Amdocs, Ltd.	1,834	114,185
Apple, Inc.	2,841	903,268
ASML Holding NV (Netherlands)	123	40,264
Black Knight, Inc. †	1,871	144,030
Cadence Design Systems, Inc. †	2,259	206,224
Capgemini SE (France)	191	19,612
Cisco Systems, Inc.	6,813	325,798
Cognizant Technology Solutions Corp. Class A	5,552	294,256
DXC Technology Co.	3,921	55,717
eBay, Inc.	7,487	340,958
F5 Networks, Inc. †	1,628	235,930
Facebook, Inc. Class A †	826	185,924
Fidelity National Information Services, Inc.	3,743	519,641
Fujitsu, Ltd. (Japan)	300	30,939
Garmin, Ltd.	2,764	249,230

28 Dynamic Risk Allocation Fund

COMMON STOCKS (49.7%)* cont.	Shares	Value
Technology cont.
Genpact, Ltd.	3,108	$111,733
Globalwafers Co., Ltd. (Taiwan)	2,000	24,117
Hoya Corp. (Japan)	900	84,476
HP, Inc.	3,387	51,279
Infosys, Ltd. (India)	7,762	71,043
Intuit, Inc.	1,738	504,576
Itochu Techno-Solutions Corp. (Japan)	1,200	40,591
KLA Corp.	577	101,529
Leidos Holdings, Inc.	3,680	387,467
Lite-On Technology Corp. (Taiwan)	9,000	14,436
Maxim Integrated Products, Inc.	2,601	150,026
Microsoft Corp.	4,503	825,175
NetEase, Inc. ADR (China)	100	38,290
Nexon Co., Ltd. (Japan)	2,400	50,039
Nomura Research Institute, Ltd. (Japan)	1,700	44,969
Otsuka Corp. (Japan)	900	43,467
Paychex, Inc.	1,355	97,939
Radiant Opto-Electronics Corp. (Taiwan)	6,000	20,623
Samsung Electronics Co., Ltd. (South Korea)	4,712	193,467
Samsung SDS Co., Ltd. (South Korea)	152	23,447
STMicroelectronics NV (France)	1,853	45,797
Synopsys, Inc. †	1,516	274,260
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	2,503	125,976
Take-Two Interactive Software, Inc. †	2,142	291,676
Tata Consultancy Services, Ltd. (India)	1,906	49,722
Tech Mahindra, Ltd. (India)	4,251	29,861
Tencent Holdings, Ltd. (China)	2,700	143,914
Texas Instruments, Inc.	4,232	502,508
Tokyo Electron, Ltd. (Japan)	200	39,981
Tripod Technology Corp. (Taiwan)	4,000	14,995
United Microelectronics Corp. (Taiwan)	61,000	31,409
Western Union Co. (The)	9,669	193,573
Wipro, Ltd. (India)	6,942	19,535
WNS Holdings, Ltd. ADR (India) †	200	9,668
Xhen Ding Technology Holding, Ltd. (Taiwan)	1,000	3,988
		9,370,564
Transportation (0.6%)
Aena SME SA (Spain) †	316	45,226
Aurizon Holdings, Ltd. (Australia)	16,038	50,445
Delta Air Lines, Inc.	4,607	116,142
Deutsche Post AG (Germany) †	3,324	102,974
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico) †	1,543	6,795
Japan Airlines Co., Ltd. (Japan)	1,100	21,646
Malaysia Airports Holdings Bhd (Malaysia)	1,900	2,194
MISC Bhd (Malaysia)	10,100	19,327
Odakyu Electric Railway Co., Ltd. (Japan)	900	22,473
Union Pacific Corp.	78	13,249
United Airlines Holdings, Inc. †	276	7,739
West Japan Railway Co. (Japan)	500	32,284

Dynamic Risk Allocation Fund 29

COMMON STOCKS (49.7%)* cont.	Shares	Value
Transportation cont.
Westports Holdings Bhd (Malaysia)	3,200	$2,945
Yangzijiang Shipbuilding Holdings, Ltd. (China)	43,100	28,856
		472,295
Utilities and power (2.1%)
AGL Energy, Ltd. (Australia)	2,961	32,895
American Electric Power Co., Inc.	2,217	188,999
CenterPoint Energy, Inc.	2,463	43,792
China Resources Gas Group, Ltd. (China)	2,000	10,949
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	1,255	12,775
CLP Holdings, Ltd. (Hong Kong)	3,000	29,443
DTE Energy Co.	2,828	304,208
E.ON SE (Germany)	4,599	48,677
Electricity Generating PCL (Thailand)	2,400	20,824
Enel Americas SA ADR (Chile)	4,434	32,900
Enel SpA (Italy)	13,957	107,400
Eni SpA (Italy)	3,384	30,696
Exelon Corp.	8,808	337,434
Federal Grid Co. Unified Energy System PJSC (Russia)	1,710,000	4,443
Glow Energy PCL (Thailand) F	400	—
Indraprastha Gas, Ltd. (India) †	3,109	19,356
Inter RAO UES PJSC (Russia)	470,209	32,909
Kinder Morgan, Inc.	21,425	338,515
Mahanagar Gas, Ltd. (India)	955	12,303
Manila Electric Co. (Philippines)	470	2,629
Pinnacle West Capital Corp.	147	11,451
Snam SpA (Italy)	7,015	32,713
Transmissora Aliancea De Energia Electrica SA (acquired 3/12/20,
cost $1,730) (Brazil) ∆∆	300	1,604
		1,656,915
Total common stocks (cost $35,990,431)		$39,136,592

	Principal
CORPORATE BONDS AND NOTES (27.3%)*	amount	Value
Basic materials (2.0%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$40,000	$36,950
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	30,000	35,475
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	10,000	9,775
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	20,000	18,894
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	50,000	45,500
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	55,000	54,725
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	55,000	55,963
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	19,000	19,998
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	30,000	26,850
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	10,000	10,446

30 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Basic materials cont.
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	$29,000	$30,425
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	45,000	47,523
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	48,000	51,751
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	15,000	13,480
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	35,000	36,801
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	20,000	19,850
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	30,009
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	37,000	39,209
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	10,000	9,883
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	50,000	49,269
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	36,000	36,669
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	21,000	22,465
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	41,000	43,238
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	35,000	35,088
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	35,000	31,818
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	22,000	23,784
International Flavors & Fragrances, Inc. sr. unsec. notes
3.40%, 9/25/20	85,000	85,311
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	14,000	14,890
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	15,000	15,000
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	25,000	24,755
Mauser Packaging Solutions Holding Co. 144A sr. notes
8.50%, 4/15/24	10,000	10,100
Mauser Packaging Solutions Holding Co. 144A sr. notes
5.50%, 4/15/24	15,000	14,888
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	15,000	14,363
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	20,000	18,100
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	85,000	87,056
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	15,000	14,288
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	7,000	8,452
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	18,000	19,345
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	10,000	10,450
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	20,000	22,829
PolyOne Corp. 144A sr. unsec. notes 5.75%, 5/15/25	5,000	5,244
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	35,000	35,620

Dynamic Risk Allocation Fund 31

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Basic materials cont.
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	$25,000	$22,717
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	16,000	17,598
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	40,000	47,300
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	30,000	30,753
TMS International Holding Corp. 144A sr. unsec. notes
7.25%, 8/15/25	30,000	23,100
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	35,000	35,613
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	5,000	4,675
Tronox, Inc. 144A company guaranty sr. notes 6.50%, 5/1/25	5,000	5,150
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	33,000	32,835
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	35,000	35,438
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.375%, 8/15/25	5,000	5,088
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	10,000	9,975
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	18,000	24,039
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	14,000	18,790
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	35,000	35,613
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	6,000	5,970
		1,591,183
Capital goods (1.5%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	40,000	38,800
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	15,000	15,235
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	20,000	18,800
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	10,000	10,500
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	50,000	50,500
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	30,000	31,848
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	25,000	14,875
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	10,000	6,096
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	15,000	15,566
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	10,000	10,504
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	15,000	15,525
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	20,000	20,783
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	25,000	29,000
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	25,000	26,000

32 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Capital goods cont.
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	$18,000	$19,733
GFL Environmental, Inc. 144A sr. unsec. notes 7.00%,
6/1/26 (Canada)	45,000	47,588
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	40,000	40,800
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	43,000	50,867
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	30,000	27,291
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	25,000	29,123
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	12,000	13,755
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	28,000	31,412
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	18,000	20,839
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	32,000	35,463
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	27,000	28,880
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	5,000	4,854
Otis Worldwide Corp. 144A company guaranty sr. unsec. notes
2.565%, 2/15/30	5,000	5,067
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 6.625%, 5/13/27	10,000	10,525
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	10,000	10,150
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	35,000	34,300
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	35,000	27,051
Raytheon Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	5,000	5,801
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	50,000	49,750
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	50,000	43,678
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	30,000	20,411
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	60,000	62,100
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	5,000	4,663
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	5,000	4,838
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	35,000	32,550
TransDigm, Inc. 144A company guaranty sr. notes 8.00%, 12/15/25	5,000	5,400
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	55,000	56,238
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	35,000	31,763
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	12,000	12,032
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	45,000	44,483

Dynamic Risk Allocation Fund 33

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Capital goods cont.
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.25%, 6/15/28	$25,000	$24,811
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.125%, 6/15/25	10,000	10,000
		1,150,248
Communication services (2.8%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	12,000	12,827
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	46,000	49,078
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	10,000	11,377
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	54,000	59,929
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	71,000	77,698
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	19,000	20,021
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	36,000	41,901
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	30,000	31,725
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	175,000	188,563
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	15,000	15,492
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	10,000	10,375
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	20,000	20,854
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	41,000	53,866
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	24,000	28,457
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	21,000	24,000
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	22,000	25,967
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	5,000	5,287
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	46,000	68,350
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	24,000	26,621
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	5,000	5,533
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	20,000	19,444
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	14,000	15,132
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	14,000	15,612
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	22,000	24,353
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	5,000	5,345
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	24,000	26,423
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	110,000	116,017

34 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Communication services cont.
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	$100,000	$105,375
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	9,000	13,610
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	75,000	74,047
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	25,000	26,916
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	25,000	26,760
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22
(In default) †	40,000	13,900
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	15,000	14,400
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25
(Luxembourg) (In default) †	65,000	37,375
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	10,000	10,019
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	105,000	107,604
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	10,000	10,526
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	50,000	61,750
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	25,000	29,875
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	85,000	96,475
Sprint Corp. company guaranty sr. unsec. sub. notes 7.25%, 9/15/21	40,000	41,922
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	10,000	10,313
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	40,000	42,500
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	75,000	79,688
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	31,000	33,549
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	77,000	82,481
Verizon Communications, Inc. sr. unsec. unsub. bonds
5.25%, 3/16/37	20,000	26,850
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	16,000	19,489
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	98,000	116,897
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	100,000	105,125
Zayo Group Holdings, Inc. 144A sr. notes 4.00%, 3/1/27	5,000	4,914
Zayo Group Holdings, Inc. 144A sr. unsec. notes 6.125%, 3/1/28	10,000	9,875
		2,202,482
Consumer cyclicals (4.6%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	14,000	14,683
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	8,000	8,037
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	50,000	56,747

Dynamic Risk Allocation Fund 35

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Consumer cyclicals cont.
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	$24,000	$25,152
Amazon.com, Inc. sr. unsec. unsub. notes 3.30%, 12/5/21	68,000	70,812
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	10,000	10,350
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	10,000	10,050
AZEK Co., LLC (The) 144A company guaranty sr. unsec. notes
9.50%, 5/15/25	20,000	21,250
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	2,000	2,163
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	7,000	7,152
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	42,000	42,176
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	20,000	19,450
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	35,000	34,815
Boyd Gaming Corp. 144A company guaranty sr. unsec. notes
4.75%, 12/1/27	10,000	9,210
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	10,000	10,683
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	10,000	9,525
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	10,000	10,648
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	45,000	47,025
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	35,000	30,450
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	5,000	5,213
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. notes 5.125%, 8/15/27	15,000	15,000
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 9.25%, 2/15/24	21,000	19,275
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	35,000	24,150
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26	16,000	15,080
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	65,000	57,850
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	30,000	23,850
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	60,000	36,180
Discovery Communications, LLC company guaranty sr. unsec.
unsub. notes 3.625%, 5/15/30	12,000	12,685
Ecolab, Inc. sr. unsec. notes 4.35%, 12/8/21	45,000	47,750
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	51,000	55,818
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	5,000	5,225
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	15,000	15,150

36 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Consumer cyclicals cont.
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	$25,000	$22,000
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	35,000	28,175
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	30,000	31,350
Fox Corp. sr. unsec. notes Ser. WI, 4.03%, 1/25/24	16,000	17,587
Gap, Inc. (The) 144A sr. notes 8.625%, 5/15/25	10,000	10,500
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23	15,000	15,938
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	20,000	20,408
General Motors Co. sr. unsec. notes 6.125%, 10/1/25	20,000	21,823
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	33,000	32,902
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	11,000	11,215
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	5,000	5,038
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	27,000	28,043
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	5,000	5,403
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	40,000	42,500
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)	34,000	35,288
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 5/15/25	10,000	10,250
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	30,000	30,525
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	76,000	75,431
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	25,000	23,750
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	27,000	27,436
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	26,004	27,296
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	49,008	45,822
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	22,000	25,136
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	159,000	173,112
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	83,000	90,896
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	25,000	25,375
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	35,000	35,131
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	20,000	18,750
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	25,000	23,688
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	10,000	10,300
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	15,000	12,503

Dynamic Risk Allocation Fund 37

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Consumer cyclicals cont.
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	$25,000	$21,938
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	15,000	16,238
Levi Strauss & Co. 144A sr. unsec. unsub. notes 5.00%, 5/1/25	10,000	10,200
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	40,000	38,900
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	10,000	10,088
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	10,000	9,550
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	15,000	14,475
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	10,000	10,619
Macy’s, Inc. 144A company guaranty sr. unsec. notes
8.375%, 6/15/25	5,000	5,050
Marriott International, Inc. sr. unsec. bonds 4.625%, 6/15/30	35,000	35,730
Marriott International, Inc. sr. unsec. notes Ser. EE, 5.75%, 5/1/25	18,000	19,509
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	10,000	10,100
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	35,000	33,950
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	25,000	23,000
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	35,000	35,613
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	55,000	50,738
Navistar International Corp. 144A company guaranty sr. notes
9.50%, 5/1/25	10,000	10,750
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	40,000	37,400
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	30,000	30,600
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	40,000	41,000
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	40,000	40,150
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	40,000	39,938
Nordstrom, Inc. 144A sr. notes 8.75%, 5/15/25	15,000	16,105
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	37,000	40,153
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
company guaranty sr. unsec. notes 6.25%, 6/15/25	25,000	25,719
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	5,000	4,600
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	25,000	23,510
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	30,000	30,075
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	10,000	9,750
PetSmart, Inc. 144A company guaranty sr. notes 5.875%, 6/1/25	25,000	25,000

38 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Consumer cyclicals cont.
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	$25,000	$23,688
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	55,000	67,650
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	5,000	5,525
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	45,000	48,038
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	19,000	22,389
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	13,000	14,122
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	25,000	26,844
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	40,000	35,200
Scientific Games International, Inc. 144A sr. unsec. notes
7.00%, 5/15/28	10,000	8,800
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	35,000	35,875
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	25,000	22,875
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	10,000	10,725
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	115,000	119,888
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	40,000	37,200
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes
7.00%, 7/1/25	25,000	26,563
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	30,750
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	10,000	9,763
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	40,000	40,700
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	93,000	95,750
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	20,000	17,625
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	35,000	31,850
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes
8.875%, 12/15/27	45,000	43,650
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	11,850
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	15,000	15,089
Univision Communications, Inc. 144A company guaranty sr. notes
9.50%, 5/1/25	10,000	10,700
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	35,000	33,460
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	33,000	35,169
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	26,000	25,795

Dynamic Risk Allocation Fund 39

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Consumer cyclicals cont.
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	$6,000	$6,410
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	18,000	29,896
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	20,000	19,404
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	45,000	38,250
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	15,000	15,150
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	10,000	10,300
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	25,000	23,688
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
notes 6.375%, 5/15/25	15,000	15,638
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	30,000	28,504
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	30,000	27,825
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	30,000	28,809
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. notes 7.75%, 4/15/25	5,000	5,194
		3,634,224
Consumer staples (1.5%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	50,000	50,813
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	15,000	14,738
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	25,000	24,688
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	5,000	5,181
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	15,000	15,225
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertsons, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	35,000	39,069
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	14,000	15,521
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	16,000	20,071
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	19,000	22,450
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	16,000	17,998
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	45,000	44,672
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	35,000	30,888

40 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Consumer staples cont.
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	$5,000	$5,450
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	20,000	21,100
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	27,000	26,033
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	62,000	79,443
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	30,000	34,040
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	35,000	24,850
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	10,000	10,513
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	50,000	33,000
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	35,000	28,263
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	10,000	10,375
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	35,000	35,175
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	23,000	27,371
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	29,000	33,039
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	10,000	10,904
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	35,000	36,400
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	15,000	15,354
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	20,000	20,734
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
5.00%, 7/15/35	30,000	32,293
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
3.00%, 6/1/26	35,000	34,999
Kraft Heinz Co. (The) 144A company guaranty sr. unsec. notes
3.875%, 5/15/27	11,000	11,548
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 5/15/28	15,000	15,708
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	105,000	108,675
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	30,000	31,394
Match Group, Inc. 144A sr. unsec. unsub. notes 4.625%, 6/1/28	10,000	10,275
Mondelez International, Inc. sr. unsec. sub. notes 2.125%, 4/13/23	6,000	6,199
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	25,000	29,313
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	35,000	37,363
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	10,000	11,379
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	10,000	11,101
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	5,000	5,398
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	10,000	10,373
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	25,000	25,883

Dynamic Risk Allocation Fund 41

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Consumer staples cont.
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes
7.50%, 7/1/25	$23,000	$22,828
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	42,000	39,060
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	20,000	20,775
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25	5,000	5,525
		1,223,447
Energy (2.6%)
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	17,000	15,224
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	12,000	8,400
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	10,000	8,017
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	10,000	8,874
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	10,000	9,579
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	30,000	27,530
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	31,000	27,125
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	11,000	186
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	30,000	26,916
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	20,000	21,891
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	65,000	70,358
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	28,000	28,421
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	10,000	8,825
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	38,000	39,761
Continental Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/28	10,000	8,422
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	25,000	23,133
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	40,000	33,200
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	41,000	17,220
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	15,000	16,222
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	10,000	10,706
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	10,000	9,280
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	10,000	9,708
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	30,000	30,694
Diamondback Energy, Inc. sr. unsec. notes 4.75%, 5/31/25	15,000	15,709
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	50,000	48,813
Energy Transfer Operating LP company guaranty sr. unsec. bonds
3.75%, 5/15/30	25,000	24,631

42 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Energy cont.
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	$32,000	$34,936
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	14,000	13,960
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	101,000	79,141
Energy Transfer Operating LP sr. unsec. unsub. bonds
6.125%, 12/15/45	7,000	7,335
Energy Transfer Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	18,000	18,653
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	5,000	5,684
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	25,000	26,039
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	33,000	33,336
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	124,000	125,507
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	70,000	67,550
Hess Midstream Operations LP 144A company guaranty sr. unsec.
notes 5.125%, 6/15/28	20,000	18,900
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	10,000	9,850
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	20,000	19,350
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	42,000	41,391
MEG Energy Corp. 144A sr. unsec. notes 7.125%, 2/1/27 (Canada)	20,000	18,212
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	45,000	13,950
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.50%, 1/15/28	10,000	5,500
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.25%, 1/15/26	10,000	5,700
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	20,000	19,301
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	10,000	9,100
Noble Energy, Inc. sr. unsec. bonds 6.00%, 3/1/41	5,000	4,720
Noble Energy, Inc. sr. unsec. sub. notes 3.90%, 11/15/24	20,000	19,765
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	20,000	5,250
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	11,000	2,008
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	20,000	3,400
Occidental Petroleum Corp. sr. unsec. notes 2.90%, 8/15/24	10,000	7,950
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	10,000	7,100
Occidental Petroleum Corp. sr. unsec. sub. notes 4.85%, 3/15/21	20,000	19,600
Occidental Petroleum Corp. sr. unsec. unsub. notes 3.50%, 6/15/25	10,000	7,794
Occidental Petroleum Corp. sr. unsec. unsub. notes Ser. 1,
4.10%, 2/1/21	15,000	14,738
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	45,000	48,729
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	18,000	18,698

Dynamic Risk Allocation Fund 43

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	$45,000	$45,506
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	5,000	5,099
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	110,000	3,163
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	24,000	21,211
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
7.69%, 1/23/50 (Mexico)	10,000	8,254
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 5.95%, 1/28/31 (Mexico)	82,000	65,879
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	45,000	22,500
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	5,000	5,267
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	20,000	20,900
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	11,000	11,589
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	16,000	17,762
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	40,000	43,622
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	10,000	4,950
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	25,000	13,500
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	10,000	5,100
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	19,000	11,495
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	24,000	25,328
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	35,000	31,297
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	10,000	10,678
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	15,000	15,655
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	40,000	38,800
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	5,000	4,950
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	117,000	119,454
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	25,000	23,875
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	12,525	11,774
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	20,000	18,000
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	10,000	3,000
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	25,000	24,063
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	10,000	9,525

44 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Energy cont.
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	$25,000	$24,813
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	30,000	32,025
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	10,000	10,000
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	10,000	9,169
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	20,000	19,350
		2,019,545
Financials (6.5%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	20,000	18,568
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	32,000	32,041
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	45,000	40,260
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	45,000	37,690
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	15,000	15,299
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	130,000	162,729
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	25,000	26,000
American Express Co. sr. unsec. notes 2.65%, 12/2/22	35,000	36,567
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	31,000	38,276
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	49,000	52,246
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	15,000	16,165
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	12,000	12,289
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	40,000	43,716
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	170,000	231,182
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	47,000	48,089
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	6,000	6,254
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	40,000	41,103
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	8,000	8,293
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	245,000	245,559
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	8,000	8,191
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	5,000	5,035
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	42,000	43,447
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	25,000	27,724
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	19,000	20,532
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	35,000	35,088
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	94,000	94,235
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	42,000	45,695
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	54,000	54,455
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	15,000	16,454

Dynamic Risk Allocation Fund 45

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Financials cont.
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	$35,000	$36,980
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	32,000	35,627
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	35,000	39,212
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	20,000	20,714
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	20,000	21,830
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	40,000	43,068
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	330,000	332,346
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	43,000	50,442
Diversified Healthcare Trust company guaranty sr. unsec. notes
9.75%, 6/15/25 R	50,000	50,875
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	20,000	19,450
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	56,000	56,346
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	42,000	42,856
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	12,000	10,710
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	15,000	13,875
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	30,000	27,750
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	30,000	30,136
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	25,000	23,438
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	15,000	16,898
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
5.75%, 1/24/22	45,000	48,445
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	86,000	94,609
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	46,000	46,339
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	108,000	108,139
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	45,000	46,218
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	22,000	23,469
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	30,000	30,450
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	20,000	20,104
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27	15,000	14,288
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.75%, 9/15/24	15,000	14,513
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	30,000	27,000
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	35,000	30,669
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	5,000	5,171
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%,
perpetual maturity	25,000	22,218

46 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 1.392%, 5/15/47	$66,000	$42,880
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	130,000	152,143
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	15,000	15,477
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	14,000	15,658
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	20,000	16,450
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	200,000	204,250
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	60,000	62,378
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	76,000	78,286
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	40,000	49,944
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	86,000	95,379
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 5.50%, 7/28/21	25,000	26,324
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.50%,
1/12/21 (Australia)	250,000	253,104
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	10,000	10,138
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	35,000	35,700
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27	10,000	9,000
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	28,000	26,559
New York Life Global Funding 144A notes 1.10%, 5/5/23	110,000	111,315
PNC Financial Services Group, Inc. (The) sr. unsec. notes
3.30%, 3/8/22	11,000	11,509
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	5,000	5,135
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	2,000	2,068
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	40,000	34,417
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	25,000	25,572
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	2,000	2,080
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	22,000	25,265
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	14,000	10,656
Skandinaviska Enskilda Banken AB 144A sr. unsec. unsub. notes
2.625%, 11/17/20 (Sweden)	270,000	272,668
Springleaf Finance Corp. company guaranty sr. unsec. notes
8.875%, 6/1/25	10,000	10,400
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	15,000	14,775
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	10,000	9,550
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	30,000	29,616

Dynamic Risk Allocation Fund 47

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Financials cont.
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	$20,000	$17,730
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	45,000	38,700
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	43,000	52,672
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	10,000	9,850
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	31,000	33,725
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99	20,000	19,020
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	4,000	4,132
U.S. Bancorp unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	18,000	18,773
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	200,000	207,250
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	55,000	56,352
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	22,000	23,568
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	52,000	52,150
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	8,000	8,907
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	25,000	25,798
		5,094,690
Health care (2.3%)
AbbVie, Inc. 144A sr. unsec. notes 3.45%, 3/15/22	12,000	12,475
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29	88,000	95,086
AbbVie, Inc. 144A sr. unsec. sub. notes 3.80%, 3/15/25	11,000	12,138
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	10,000	9,500
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	50,000	32,000
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	34,000	44,301
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	50,000	53,243
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	45,000	49,050
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	30,000	30,991
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. bonds
5.25%, 1/30/30	10,000	9,850
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29	20,000	21,560
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28	10,000	10,506
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.25%, 2/15/29	15,000	15,411
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	65,000	65,961
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.00%, 1/30/28	10,000	9,662
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	15,000	15,890
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29	10,000	11,468
Bristol-Myers Squibb Co. 144A sr. unsec. notes 3.25%, 8/15/22	45,000	47,534
Bristol-Myers Squibb Co. 144A sr. unsec. notes 2.25%, 8/15/21	35,000	35,708
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	50,000	53,813

48 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Health care cont.
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	$15,000	$15,188
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	15,000	15,846
Centene Corp. 144A sr. unsec. notes 5.25%, 4/1/25	20,000	20,587
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	20,000	21,150
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	65,000	63,050
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	20,000	19,538
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	1,000	714
CHS/Community Health Systems, Inc. 144A sr. notes
6.625%, 2/15/25	30,000	28,950
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	28,000	30,429
Cigna Corp. 144A company guaranty sr. unsec. unsub. notes
3.90%, 2/15/22	32,000	33,568
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	28,000	34,182
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	43,000	46,082
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	10,000	11,045
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.65%, 8/28/28	25,000	27,625
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	50,000	56,878
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	24,000	26,079
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	10,000	11,988
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	60,000	66,300
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	10,000	9,854
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	20,000	20,446
Jaguar Holding Co. II/PPD Development LP 144A company
guaranty sr. unsec. notes 5.00%, 6/15/28	5,000	5,188
Jaguar Holding Co. II/PPD Development LP 144A company
guaranty sr. unsec. notes 4.625%, 6/15/25	5,000	5,179
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A
company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	12,000	7,920
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	25,000	30,413
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	20,000	20,350
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	43,000	54,487
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 7.375%, 6/1/25	10,000	10,225
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	22,000	25,060
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	30,000	32,325
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	20,000	21,046
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	25,000	25,563
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	20,000	20,250
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	50,000	52,250
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	20,000	20,600

Dynamic Risk Allocation Fund 49

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Health care cont.
Tenet Healthcare Corp. 144A company guaranty sr. notes
7.50%, 4/1/25	$5,000	$5,450
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	45,000	46,575
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	65,000	66,801
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	65,000	77,332
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	30,000	30,941
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	22,000	25,068
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	28,000	28,263
		1,806,932
Technology (2.0%)
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	14,000	18,230
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	50,000	51,191
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	40,000	40,368
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	20,000	26,133
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	54,000	66,369
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	35,000	35,129
Boxer Parent Co., Inc. 144A company guaranty sr. notes
7.125%, 10/2/25 ##	5,000	5,281
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26 ##	10,000	10,349
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	26,000	27,381
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	50,000	51,304
Broadcom, Inc. 144A company guaranty sr. unsec. sub. notes
4.15%, 11/15/30	30,000	31,414
Cisco Systems, Inc. sr. unsec. unsub. bonds 5.90%, 2/15/39	5,000	7,332
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	22,000	24,380
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	84,000	85,110
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	15,000	15,773
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	10,000	10,285
Dell International, LLC/EMC Corp. 144A company guaranty sr.
notes 5.85%, 7/15/25	5,000	5,598
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	123,000	139,471
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	7,000	8,869
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	20,000	21,700
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	30,000	34,690
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	8,000	8,783
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	11,000	12,947
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	32,000	37,103
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	2,000	2,085
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	46,000	48,187

50 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Technology cont.
Microchip Technology, Inc. 144A company guaranty sr. unsec.
notes 4.25%, 9/1/25	$10,000	$10,064
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	96,000	119,611
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	10,000	10,342
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	82,000	83,141
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	51,000	52,776
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	20,000	23,481
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	65,000	70,419
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	22,000	23,038
Oracle Corp. sr. unsec. unsub. notes 1.90%, 9/15/21	35,000	35,606
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	55,000	42,075
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	30,000	31,500
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	58,000	66,935
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	30,000	30,488
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	50,000	52,500
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A
company guaranty sr. notes 5.75%, 6/1/25	10,000	10,438
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	65,000	64,675
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	40,000	40,320
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	7,000	7,378
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	15,000	15,788
		1,616,037
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	12,000	12,395
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	11,000	11,596
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	40,000	39,900
		63,891
Utilities and power (1.4%)
AES Corp. (The) sr. unsec. unsub. notes 5.50%, 4/15/25	140,000	144,200
AES Corp. (The) sr. unsec. unsub. notes 5.125%, 9/1/27	35,000	37,067
AES Corp. (The) sr. unsec. unsub. notes 4.50%, 3/15/23	20,000	20,376
AES Corp. (The) 144A sr. unsec. notes 3.30%, 7/15/25	10,000	10,153
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	29,000	33,589
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	49,000	59,521
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	10,000	8,338
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	5,000	4,804
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	10,000	9,675
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	25,000	25,888

Dynamic Risk Allocation Fund 51

	Principal
CORPORATE BONDS AND NOTES (27.3%)* cont.	amount	Value
Utilities and power cont.
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	$35,000	$35,175
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	10,000	11,867
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	29,000	31,652
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	22,000	25,166
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	15,000	16,167
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	10,000	10,329
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	25,000	27,680
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	47,000	50,089
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	56,000	71,105
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	20,000	21,104
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	14,000	16,522
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	32,000	33,453
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	43,000	44,836
NRG Energy, Inc. company guaranty sr. unsec. notes 7.25%, 5/15/26	5,000	5,350
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	5,000	5,325
NRG Energy, Inc. company guaranty sr. unsec. notes 5.75%, 1/15/28	15,000	16,313
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	59,000	63,371
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	51,000	52,702
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	30,000	32,700
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	46,000	53,587
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	25,000	26,125
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	15,000	15,694
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	21,000	21,720
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	18,000	18,400
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	20,000	21,254
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	20,000	21,000
		1,102,297
Total corporate bonds and notes (cost $21,334,717)		$21,504,976

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (14.6%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.0%)
Government National Mortgage Association Pass-Through Certificates
3.50%, TBA, 7/1/50	$1,000,000	$1,058,594
3.50%, TBA, 6/1/50	2,000,000	2,119,688
		3,178,282
U.S. Government Agency Mortgage Obligations (10.6%)
Federal National Mortgage Association Pass-Through Certificates
4.00%, 1/1/57	66,594	73,788
4.00%, 5/1/49	761,441	813,471

52 Dynamic Risk Allocation Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (14.6%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Uniform Mortgage-Backed Securities
6.00%, TBA, 6/1/50	$1,000,000	$1,115,156
4.00%, TBA, 7/1/50	2,000,000	2,128,516
3.00%, TBA, 6/1/35	1,000,000	1,054,063
2.50%, TBA, 7/1/50	1,000,000	1,035,234
2.50%, TBA, 6/1/50	2,000,000	2,075,000
		8,295,228
Total U.S. government and agency mortgage obligations (cost $11,442,383)		$11,473,510

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Notes 3.125%, 11/15/28 [i]	$92,000	$111,526
Total U.S. treasury obligations (cost $111,526)		$111,526

	Principal
MORTGAGE-BACKED SECURITIES (4.2%)*	amount	Value
Agency collateralized mortgage obligations (0.2%)
Federal Home Loan Mortgage Corporation REMICs IFB Ser. 3829,
Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%), 6.766%, 3/15/41	$108,288	$22,439
Government National Mortgage Association
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.879%, 6/20/43	230,024	48,344
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	117,914	22,043
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	218,252	19,510
Ser. 17-H22, Class EI, IO, 2.582%, 10/20/67 W	279,187	27,369
Ser. 15-H26, Class DI, IO, 2.319%, 10/20/65 W	270,847	26,025
		165,730
Commercial mortgage-backed securities (1.9%)
CD Commercial Mortgage Trust Ser. 17-CD3, Class A4,
3.631%, 2/10/50	19,000	20,742
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class C, 5.11%, 11/10/46 W	17,000	15,887
FRB Ser. 14-GC19, Class XA, IO, 1.148%, 3/10/47 W	985,921	34,994
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.092%, 3/10/47 W	13,000	10,404
FRB Ser. 12-GC8, Class XA, IO, 1.764%, 9/10/45 W	611,441	17,836
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.536%, 12/10/44 W	33,000	28,469
FRB Ser. 14-CR17, Class C, 4.784%, 5/10/47 W	37,000	32,862
FRB Ser. 14-UBS6, Class C, 4.447%, 12/10/47 W	51,000	41,585
Ser. 15-LC19, Class A4, 3.183%, 2/10/48	15,000	15,824
FRB Ser. 14-LC15, Class XA, IO, 1.093%, 4/10/47 W	1,420,591	47,022
FRB Ser. 13-CR11, Class XA, IO, 0.926%, 8/10/50 W	630,562	16,526
FRB Ser. 14-UBS6, Class XA, IO, 0.891%, 12/10/47 W	1,267,724	40,515
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.359%, 12/15/49 W	125,000	94,186
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.335%, 8/10/44 W	100,000	95,462

Dynamic Risk Allocation Fund 53

	Principal
MORTGAGE-BACKED SECURITIES (4.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K104,
Class XAM, IO, 1.384%, 1/25/30 W	$159,000	$18,012
Multifamily Structured Pass-Through Certificates FRB Ser. K087,
Class X1, IO, 0.363%, 12/25/28 W	802,873	22,650
GS Mortgage Securities Trust
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	23,000	24,145
FRB Ser. 14-GC22, Class XA, IO, 0.984%, 6/10/47 W	1,731,603	42,597
GS Mortgage Securities Trust 144A Ser. 12-GC6, Class AS,
4.948%, 1/12/45	18,000	18,549
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.554%, 9/15/47 W	118,000	93,679
FRB Ser. 14-C22, Class XA, IO, 0.834%, 9/15/47 W	3,075,224	89,781
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 13-C16, Class AS, 4.517%, 12/15/46	18,000	19,083
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.133%, 4/20/48 W	147,000	154,315
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 4.946%, 2/15/47 W	23,000	21,357
FRB Ser. 14-C17, Class C, 4.498%, 8/15/47 W	44,000	39,795
Ser. 12-C6, Class AS, 3.476%, 11/15/45	19,000	19,477
FRB Ser. 14-C17, Class XA, IO, 1.107%, 8/15/47 W	534,252	17,385
FRB Ser. 13-C12, Class XA, IO, 0.601%, 10/15/46 W	695,307	11,061
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C5, Class E, 4.676%, 8/15/45 W	28,000	23,366
Morgan Stanley Capital I Trust Ser. 16-BNK2, Class AS,
3.282%, 11/15/49	16,000	16,357
Morgan Stanley Capital I Trust 144A Ser. 12-C4, Class C,
5.419%, 3/15/45 W	100,000	83,774
UBS-Barclays Commercial Mortgage Trust Ser. 13-C5, Class A4,
3.185%, 3/10/46	19,000	19,558
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2,
Class D, 4.889%, 5/10/63 W	48,000	22,063
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.276%, 7/15/46 W	45,000	38,085
Ser. 16-LC24, Class A4, 2.942%, 10/15/49	15,000	15,817
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	33,000	36,497
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	48,000	52,474
Ser. 13-UBS1, Class A4, 4.079%, 3/15/46 W	24,000	25,778
Ser. 13-C12, Class AS, 3.56%, 3/15/48	15,000	15,108
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.68%, 3/15/44 W	47,000	22,237
FRB Ser. 12-C6, Class D, 5.578%, 4/15/45 W	25,000	21,732
FRB Ser. 11-C5, Class XA, IO, 1.679%, 11/15/44 W	872,536	13,045
FRB Ser. 12-C10, Class XA, IO, 1.533%, 12/15/45 W	775,891	24,118
		1,534,209

54 Dynamic Risk Allocation Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) (2.1%)
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.29%, 5/25/35 W	$37,508	$37,302
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.631%, 6/25/46	146,761	127,265
FRB Ser. 07-OH1, Class A1D, (1 Month US LIBOR + 0.21%),
0.378%, 4/25/47	24,326	16,147
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3,
(1 Month US LIBOR + 5.55%), 5.718%, 7/25/28	241,397	252,612
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 4.818%, 10/25/28	200,025	209,450
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 3.735%, 1/25/50	17,000	14,249
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.818%, 1/25/49	9,739	9,356
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.518%, 2/25/49	8,215	7,775
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 7.118%, 8/25/28	28,830	30,071
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.918%, 8/25/28	171,883	180,219
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.168%, 9/25/28	120,409	126,137
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.868%, 4/25/28	130,564	137,620
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.168%, 7/25/25	29,646	29,973
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.068%, 11/25/24	18,465	19,055
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.418%, 1/25/29	43,534	44,637
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.168%, 5/25/25	7,712	7,285
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 2.768%, 5/25/24	29,196	22,258
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 2.418%, 7/25/30	10,000	9,723
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.418%, 7/25/29	10,000	9,331
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 2.468%, 8/25/31	12,201	11,984
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.318%, 11/25/39	32,731	27,371
GSAA Trust FRB Ser. 07-6, Class 1A1, (1 Month US LIBOR + 0.12%),
0.288%, 5/25/47	24,304	16,513
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.731%, 2/25/35 W	15,987	16,280

Dynamic Risk Allocation Fund 55

	Principal
MORTGAGE-BACKED SECURITIES (4.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
1.312%, 8/26/47 W	$80,000	$76,782
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 1.068%, 11/25/34	65,976	65,606
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 1.018%, 5/25/47	49,848	35,864
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.133%, 9/25/35 W	18,665	18,349
FRB Ser. 05-AR12, Class 1A8, 3.861%, 10/25/35 W	74,706	72,267
		1,631,481
Total mortgage-backed securities (cost $3,599,820)		$3,331,420

	Principal
COMMODITY LINKED NOTES (1.8%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2021 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	$861,000	$1,407,673
Total commodity linked notes (cost $861,000)		$1,407,673

PURCHASED OPTIONS	Expiration
OUTSTANDING (1.5%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/GBP (Call)	Aug-20/GBP 0.91	$707,157	EUR	637,050	$8,195
EUR/USD (Call)	Nov-20/$1.14	466,110	EUR	419,900	4,230
SPDR S&P 500 ETF Trust (Put)	May-21/235.00	3,910,816		$12,851	135,662
SPDR S&P 500 ETF Trust (Put)	Apr-21/225.00	4,342,342		14,269	118,475
USD/JPY (Put)	Nov-20/JPY 105.00	693,350		693,350	7,800
USD/JPY (Put)	Jul-20/JPY 106.00	503,430		503,430	1,108
Citibank, N.A.
SPDR S&P 500 ETF Trust (Put)	Feb-21/$290.00	4,652,140		15,287	324,729
SPDR S&P 500 ETF Trust (Put)	Jan-21/290.00	4,588,233		15,077	296,846
USD/CHF (Put)	Jun-20/CHF 0.91	512,300		512,300	1
Goldman Sachs International
AUD/USD (Put)	Jul-20/0.62	710,309	AUD	1,065,650	1,318
EUR/CHF (Put)	Jun-20/CHF 1.03	923,340	EUR	831,800	132
EUR/USD (Call)	Nov-20/$1.14	466,110	EUR	419,900	4,230
USD/CHF (Put)	Jun-20/CHF 0.94	512,300		$512,300	56
USD/JPY (Put)	Nov-20/JPY 105.00	693,350		693,350	7,800
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Dec-20/$275.00	4,398,337		14,453	209,654
SPDR S&P 500 ETF Trust (Put)	Mar-21/195.00	3,972,593		13,054	53,981
UBS AG
EUR/GBP (Call)	Aug-20/GBP 0.90	707,157	EUR	637,050	10,111
Total purchased options outstanding (cost $1,094,541)					$1,184,328

56 Dynamic Risk Allocation Fund

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.8%)*		amount	Value
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)		$117,000	$114,368
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)		200,000	223,752
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%,
3/22/30 (Ivory Coast)	EUR	100,000	99,549
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$83,000	96,488
Peru (Republic of) sr. unsec. unsub. bonds 5.625%, 11/18/50 (Peru)		10,000	15,545
Peru (Republic of) sr. unsec. unsub. notes 2.392%, 1/23/26 (Peru)		42,000	43,428
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%,
3/21/36 (Uruguay)		20,000	29,475
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †		51,000	3,060
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †		82,000	4,920
Total foreign government and agency bonds and notes (cost $645,590)			$630,585

	Principal
SENIOR LOANS (0.6%)*c	amount	Value
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.455%, 6/21/24	$72,938	$65,826
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 4.561%, 4/3/24	19,898	18,167
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 5.75%, 12/31/22	15,000	3,900
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 4.26%, 8/21/26	29,850	27,716
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	14,495	13,933
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 4.00%, 5/31/25	7,953	7,828
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.68%, 11/6/24	73,672	70,725
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 6.267%, 10/25/23 (In default) †	44,852	9,150
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 3.58%, 6/1/25	35,000	33,128
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 11/3/23	9,687	9,404
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	30,000	13,800
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 2/28/25	19,400	15,520
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26	15,000	12,549
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.362%, 6/26/25	29,886	28,242
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 5.687%, 4/12/26	14,887	13,163
T-Mobile USA, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 3.404%, 4/1/27	10,000	9,997
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.45%, 3/28/25	48,610	43,840

Dynamic Risk Allocation Fund 57

	Principal
SENIOR LOANS (0.6%)*c cont.	amount	Value
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	$70,000	$67,025
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 3/9/27	15,000	14,404
Total senior loans (cost $568,560)		$478,317

	Principal
ASSET-BACKED SECURITIES (0.6%)*	amount	Value
Mello Warehouse Securitization Trust 144A FRB Ser. 18-W1,
Class A, (1 Month US LIBOR + 0.85%), 1.018%, 11/25/51	$24,667	$24,636
Station Place Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
0.998%, 3/26/21	86,000	86,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
0.918%, 10/24/20	79,000	79,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
0.868%, 9/24/20	83,000	83,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
0.868%, 6/24/20	60,000	60,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
0.818%, 8/25/52	34,000	34,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 0.768%, 1/25/46	83,328	80,828
Total asset-backed securities (cost $449,660)		$447,464

	Expiration	Strike
WARRANTS (0.5%)* †	date	price	Warrants	Value
Bank of Jiangsu Co., Ltd. 144A Class A, (China)	9/7/20	$0.00	25,600	$21,237
Bank of Shanghai Co., Ltd. 144A (China)	12/2/20	0.00	42,667	48,429
China Resources Sanjiu Medical &
Pharmaceutical Co., Ltd. 144A (China)	2/18/21	0.00	4,800	18,208
Foshan Haitian Flavouring & Food Co., Ltd.
144A (China)	4/12/21	0.00	840	13,525
Gree Electric Appliances, Inc. of Zhuhai
144A (China)	8/24/20	0.00	6,200	49,470
HLA Corp., Ltd. 144A (China)	10/8/20	0.00	20,500	17,495
Kweichow Moutai Co., Ltd 144A Class A, (China)	9/7/20	0.00	300	57,451
Sany Heavy Industry Co., Ltd. 144A (China)	12/21/20	0.00	19,800	50,858
Seazen Holdings Co., Ltd. 144A (China)	5/6/21	0.00	2,054	9,009
Shanghai Pudong Development Bank Co., Ltd.
144A (China)	11/11/20	0.00	34,100	50,508
Shenzhen Mindray Bio-Medical Electronics Co.,
Ltd. 144A (China)	11/11/20	0.00	1,500	58,602
Total warrants (cost $374,330)				$394,792

INVESTMENT COMPANIES (0.2%)*	Shares	Value
iShares MSCI EAFE ETF	2,000	$119,280
Total investment companies (cost $114,120)		$119,280

PREFERRED STOCKS (—%)*	Shares	Value
Telefonica Brasil SA $0.00 (Preference shares) (Brazil)	2,100	$18,551
Total preferred stocks (cost $28,196)		$18,551

58 Dynamic Risk Allocation Fund

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$20,000	$17,623
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	8,000	830
Total convertible bonds and notes (cost $25,112)		$18,453

	Principal amount/
SHORT-TERM INVESTMENTS (12.8%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.19% [d]	Shares	357,650	$357,650
Putnam Short Term Investment Fund 0.71% L	Shares	5,127,490	5,127,490
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.13% P	Shares	870,000	870,000
U.S. Treasury Bills 1.562%, 6/4/20 # ∆		$41,001	41,000
U.S. Treasury Bills 1.547%, 7/16/20 §		41,001	40,993
U.S. Treasury Bills 1.515%, 6/11/20 # ∆ §		1,245,001	1,244,962
U.S. Treasury Bills 0.310%, 7/23/20 # §		151,000	150,971
U.S. Treasury Bills 0.164%, 6/25/20 # §		321,999	321,975
U.S. Treasury Bills 0.101%, 7/9/20 # §		238,001	237,967
U.S. Treasury Bills 0.021%, 9/10/20 # §		349,001	348,841
U.S. Treasury Bills 0.015%, 9/3/20 # §		46,000	45,982
U.S. Treasury Bills 0.011%, 8/6/20 # §		192,000	191,947
U.S. Treasury Bills zero%, 8/20/20 §		232,000	231,924
U.S. Treasury Bills zero%, 8/13/20 # §		181,999	181,951
U.S. Treasury Cash Management Bills 0.128%, 9/8/20 §		675,002	674,694
Total short-term investments (cost $10,068,160)			$10,068,347

TOTAL INVESTMENTS
Total investments (cost $86,708,146)	$90,325,814

Key to holding’s currency abbreviations

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.

Dynamic Risk Allocation Fund 59

IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2019 through May 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $78,693,571.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,604, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $867,835 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $252,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,540,462 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

60 Dynamic Risk Allocation Fund

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $17,432,818 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 5/31/20 (aggregate face value $31,725,641)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/15/20	$44,860	$42,904	$1,956
	Canadian Dollar	Sell	7/15/20	194,869	190,397	(4,472)
	Euro	Sell	6/17/20	680,777	686,400	5,623
	Hong Kong Dollar	Sell	8/19/20	134,505	134,610	105
	Japanese Yen	Sell	8/19/20	420,990	422,545	1,555
	New Taiwan Dollar	Sell	8/19/20	114,568	116,176	1,608
	New Zealand Dollar	Buy	7/15/20	63,862	61,686	2,176
	Norwegian Krone	Buy	6/17/20	71,432	69,182	2,250
	Norwegian Krone	Sell	6/17/20	71,432	63,524	(7,908)
	Swedish Krona	Buy	6/17/20	270,283	257,981	12,302
	Swedish Krona	Sell	6/17/20	270,283	270,413	130
Barclays Bank PLC
	British Pound	Buy	6/17/20	37,917	36,435	1,482
	Euro	Sell	6/17/20	307,243	303,101	(4,142)
	Hong Kong Dollar	Sell	8/19/20	134,415	134,537	122
	Indonesian Rupiah	Buy	8/19/20	115,117	111,345	3,772
	Japanese Yen	Sell	8/19/20	115,759	116,217	458
	New Zealand Dollar	Buy	7/15/20	100,230	96,827	3,403
	Norwegian Krone	Buy	6/17/20	275,030	254,822	20,208
	Norwegian Krone	Sell	6/17/20	275,030	273,577	(1,453)
	Swedish Krona	Buy	6/17/20	176,134	170,472	5,662
	Swedish Krona	Sell	6/17/20	176,134	172,199	(3,935)
Citibank, N.A.
	Australian Dollar	Sell	7/15/20	64,590	59,112	(5,478)
	British Pound	Buy	6/17/20	216,508	225,720	(9,212)
	Canadian Dollar	Sell	7/15/20	30,287	29,755	(532)
	Danish Krone	Sell	6/17/20	62,249	62,406	157
	Euro	Buy	6/17/20	72,730	74,794	(2,064)
	Japanese Yen	Sell	8/19/20	219,829	220,456	627
	New Zealand Dollar	Sell	7/15/20	97,065	93,738	(3,327)

Dynamic Risk Allocation Fund 61

FORWARD CURRENCY CONTRACTS at 5/31/20 (aggregate face value $31,725,641) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A. cont.
	Norwegian Krone	Buy	6/17/20	$51,648	$49,329	$2,319
	Norwegian Krone	Sell	6/17/20	51,648	42,978	(8,670)
	Swedish Krona	Buy	6/17/20	132,785	124,806	7,979
	Swedish Krona	Sell	6/17/20	132,785	131,288	(1,497)
	Swiss Franc	Buy	6/17/20	112,021	111,578	443
	Swiss Franc	Sell	6/17/20	112,021	111,022	(999)
Credit Suisse International
	Australian Dollar	Buy	7/15/20	60,458	55,604	4,854
	Australian Dollar	Sell	7/15/20	60,791	54,676	(6,115)
	British Pound	Sell	6/17/20	28,036	30,678	2,642
	Canadian Dollar	Sell	7/15/20	56,725	55,360	(1,365)
	Euro	Sell	6/17/20	81,392	78,231	(3,161)
	New Zealand Dollar	Sell	7/15/20	1,800	1,644	(156)
	Norwegian Krone	Buy	6/17/20	144,100	141,092	3,008
	Norwegian Krone	Sell	6/17/20	144,100	121,538	(22,562)
	Swedish Krona	Buy	6/17/20	54,451	49,873	4,578
	Swedish Krona	Sell	6/17/20	54,451	53,835	(616)
Goldman Sachs International
	British Pound	Buy	6/17/20	59,160	55,902	3,258
	Canadian Dollar	Buy	7/15/20	229,079	225,229	3,850
	Euro	Sell	6/17/20	58,961	56,945	(2,016)
	Japanese Yen	Sell	8/19/20	1,215,021	1,218,710	3,689
	New Zealand Dollar	Sell	7/15/20	147,335	142,204	(5,131)
	Norwegian Krone	Buy	6/17/20	347,244	335,307	11,937
	Norwegian Krone	Sell	6/17/20	347,244	317,480	(29,764)
	Russian Ruble	Buy	6/17/20	124,047	135,919	(11,872)
	Russian Ruble	Sell	6/17/20	124,047	132,040	7,993
	Russian Ruble	Buy	9/16/20	116,134	112,065	4,069
	Swedish Krona	Buy	6/17/20	206,066	191,366	14,700
	Swiss Franc	Buy	6/17/20	2,080	5,481	(3,401)
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/15/20	148,578	140,261	8,317
	British Pound	Buy	6/17/20	28,901	29,624	(723)
	Canadian Dollar	Buy	7/15/20	61,373	63,500	(2,127)
	Chinese Yuan (Offshore)	Buy	8/19/20	179,996	181,042	(1,046)
	Euro	Sell	6/17/20	1,342,788	1,345,764	2,976
	Hong Kong Dollar	Sell	8/19/20	305,888	306,117	229
	Indian Rupee	Buy	8/19/20	114,113	113,766	347
	Japanese Yen	Sell	8/19/20	531,561	533,613	2,052
	New Zealand Dollar	Buy	7/15/20	5,523	6,211	(688)
	Norwegian Krone	Buy	6/17/20	128,543	121,513	7,030
	Norwegian Krone	Sell	6/17/20	128,543	111,453	(17,090)
	Swedish Krona	Buy	6/17/20	197,479	193,889	3,590
	Swedish Krona	Sell	6/17/20	197,479	194,989	(2,490)

62 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/20 (aggregate face value $31,725,641) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	7/15/20	$29,396	$28,202	$(1,194)
	British Pound	Buy	6/17/20	331,988	339,866	(7,878)
	Canadian Dollar	Buy	7/15/20	79,023	78,841	182
	Euro	Buy	6/17/20	5,890,035	5,948,795	(58,760)
	Japanese Yen	Buy	8/19/20	5,416,544	5,428,997	(12,453)
	New Zealand Dollar	Sell	7/15/20	10,116	9,775	(341)
	Norwegian Krone	Buy	6/17/20	300,154	295,879	4,275
	Norwegian Krone	Sell	6/17/20	308,097	266,222	(41,875)
	Singapore Dollar	Sell	8/19/20	302,612	300,446	(2,166)
	Swedish Krona	Buy	6/17/20	13,873	2,206	11,667
	Swiss Franc	Sell	6/17/20	424,993	425,496	503
NatWest Markets PLC
	British Pound	Buy	6/17/20	27,419	27,226	193
	Canadian Dollar	Buy	7/15/20	16,415	15,768	647
	Euro	Sell	6/17/20	146,460	143,469	(2,991)
	Japanese Yen	Sell	8/19/20	272,833	273,804	971
	New Zealand Dollar	Buy	7/15/20	47,291	45,998	1,293
	Norwegian Krone	Buy	6/17/20	168,843	171,288	(2,445)
	Norwegian Krone	Sell	6/17/20	168,843	151,653	(17,190)
	Swedish Krona	Buy	6/17/20	105,697	100,180	5,517
	Swedish Krona	Sell	6/17/20	105,697	104,663	(1,034)
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/15/20	26,929	19,250	(7,679)
	British Pound	Sell	6/17/20	181,309	191,523	10,214
	Canadian Dollar	Sell	7/15/20	470,360	460,808	(9,552)
	Euro	Buy	6/17/20	275,376	275,285	91
	Hong Kong Dollar	Sell	8/19/20	498,594	498,968	374
	Israeli Shekel	Buy	7/15/20	7,467	7,233	234
	Japanese Yen	Sell	8/19/20	172,883	173,112	229
	New Zealand Dollar	Buy	7/15/20	191,523	185,190	6,333
	Norwegian Krone	Buy	6/17/20	139,419	159,742	(20,323)
	Swedish Krona	Buy	6/17/20	115,314	85,309	30,005
Toronto-Dominion Bank
	Australian Dollar	Buy	7/15/20	59,991	55,011	4,980
	British Pound	Buy	6/17/20	12,227	10,220	2,007
	Canadian Dollar	Sell	7/15/20	101,974	100,071	(1,903)
	Euro	Sell	6/17/20	117,479	114,604	(2,875)
	Hong Kong Dollar	Sell	8/19/20	17,795	17,809	14
	New Zealand Dollar	Buy	7/15/20	28,797	27,822	975
	Norwegian Krone	Buy	6/17/20	30,742	30,513	229
	Norwegian Krone	Sell	6/17/20	30,742	26,955	(3,787)
	Swedish Krona	Buy	6/17/20	112,321	104,007	8,314
	Swedish Krona	Sell	6/17/20	112,321	111,820	(501)

Dynamic Risk Allocation Fund 63

FORWARD CURRENCY CONTRACTS at 5/31/20 (aggregate face value $31,725,641) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG
	Australian Dollar	Sell	7/15/20	$119,782	$110,903	$(8,879)
	British Pound	Sell	6/17/20	82,132	82,205	73
	Canadian Dollar	Buy	7/15/20	71,832	73,671	(1,839)
	Euro	Sell	6/17/20	664,787	655,339	(9,448)
	Hong Kong Dollar	Sell	8/19/20	81,545	81,609	64
	Japanese Yen	Buy	8/19/20	238,396	239,467	(1,071)
	New Zealand Dollar	Buy	7/15/20	248,124	240,426	7,698
	Norwegian Krone	Buy	6/17/20	89,180	86,589	2,591
	Norwegian Krone	Sell	6/17/20	89,180	88,512	(668)
	Swedish Krona	Buy	6/17/20	113,212	109,138	4,074
	Swedish Krona	Sell	6/17/20	113,212	110,639	(2,573)
WestPac Banking Corp.
	Australian Dollar	Buy	7/15/20	88,186	80,946	7,240
	British Pound	Sell	6/17/20	124	348	224
	Canadian Dollar	Buy	7/15/20	223,268	220,133	3,135
	Euro	Sell	6/17/20	32,646	31,290	(1,356)
	Japanese Yen	Sell	8/19/20	430,942	429,536	(1,406)
	New Zealand Dollar	Buy	7/15/20	37,113	35,611	1,502
Unrealized appreciation						279,304
Unrealized (depreciation)						(386,199)
Total						$(106,895)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 5/31/20
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Bobl 5 yr (Long)	17	$2,550,395	$2,550,396	Jun-20	$(17,961)
Euro-Bund 10 yr (Long)	17	3,254,467	3,254,468	Jun-20	(40,917)
Euro-Buxl 30 yr (Long)	8	1,883,000	1,883,001	Jun-20	(50,990)
Euro-Schatz 2 yr (Long)	16	1,990,186	1,990,187	Jun-20	(6,259)
Japanese Government Bond
10 yr (Long)	7	9,878,993	9,878,993	Jun-20	(170,368)
Russell 2000 Index E-Mini (Long)	15	1,045,526	1,044,600	Jun-20	148,994
S&P 500 Index E-Mini (Short)	40	6,088,620	6,084,000	Jun-20	(552,700)
U.K. Gilt 10 yr (Long)	17	2,880,934	2,885,551	Sep-20	11,509
U.S. Treasury Bond 30 yr (Long)	3	533,906	535,125	Sep-20	(1,226)
U.S. Treasury Bond Ultra 30 yr (Long)	6	1,302,750	1,308,188	Sep-20	(11,967)
U.S. Treasury Note 2 yr (Long)	11	2,429,110	2,429,281	Sep-20	475
U.S. Treasury Note 2 yr (Short)	26	5,741,533	5,741,938	Sep-20	(1,215)
U.S. Treasury Note 5 yr (Long)	20	2,512,968	2,512,500	Sep-20	3,385

64 Dynamic Risk Allocation Fund

FUTURES CONTRACTS OUTSTANDING at 5/31/20 cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note 10 yr (Long)	21	$2,920,313	$2,920,313	Sep-20	$3,562
U.S. Treasury Note Ultra 10 yr (Short)	28	4,402,126	4,405,188	Sep-20	(5,118)
Unrealized appreciation					167,925
Unrealized (depreciation)					(858,721)
Total					$(690,796)

WRITTEN OPTIONS OUTSTANDING at 5/31/20 (premiums $19,425)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
EUR/GBP (Call)	Aug-20/GBP 0.95	$707,157	EUR	$637,050	$2,309
USD/JPY (Put)	Jul-20/JPY 102.00	503,430		503,430	186
USD/JPY (Put)	Nov-20/JPY 100.00	693,350		693,350	3,155
Goldman Sachs International
EUR/CHF (Put)	Jun-20/CHF 1.00	923,340	EUR	831,800	6
USD/JPY (Put)	Nov-20/JPY 100.00	693,350		693,350	3,155
UBS AG
EUR/GBP (Call)	Aug-20/GBP 0.94	707,157	EUR	637,050	2,327
Total					$11,138

TBA SALE COMMITMENTS OUTSTANDING at 5/31/20 (proceeds receivable $2,095,742)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 3.50%, 6/1/50	$1,000,000	6/22/20	$1,059,844
Uniform Mortgage-Backed Securities, 2.50%, 6/1/50	1,000,000	6/11/20	1,037,500
Total			$2,097,344

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/20
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,236,000	$3,932 E	$(1,791)	6/17/22	3 month USD-	0.40% —	$2,140
				LIBOR-BBA —	Semiannually
				Quarterly
2,308,000	33,625 E	(28,797)	6/17/25	3 month USD-	0.65% —	4,829
				LIBOR-BBA —	Semiannually
				Quarterly
2,452,000	35,723 E	22,010	6/17/25	0.65% —	3 month USD-	(13,717)
				Semiannually	LIBOR-BBA —
					Quarterly
141,000	1,328 E	1,029	6/17/50	0.90% —	3 month USD-	2,357
				Semiannually	LIBOR-BBA —
					Quarterly
464,000	4,369 E	(6,141)	6/17/50	3 month USD-	0.90% —	(10,509)
				LIBOR-BBA —	Semiannually
				Quarterly

Dynamic Risk Allocation Fund 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/20 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$20,222,000	$408,222 E	$(281,904)	6/17/30	3 month USD-	0.85% —	$126,440
				LIBOR-BBA —	Semiannually
				Quarterly
3,216,000	64,921 E	44,810	6/17/30	0.85% —	3 month USD-	(20,111)
				Semiannually	LIBOR-BBA —
					Quarterly
380,000	32	(5)	5/14/30	0.6425% —	3 month USD-	(71)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(250,789)				$91,358

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/20
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$9,871,531	$10,881,115	$—	6/20/23	(3 month USD-	A basket (MLFCF15)	$1,022,639
				LIBOR-BBA plus	of common
				0.10%) — Quarterly	stocks — Quarterly*
9,869,086	11,091,609	—	6/20/23	3 month USD-	Russell 1000 Total	(1,212,363)
				LIBOR-BBA minus	Return Index —
				0.07% — Quarterly	Quarterly
Barclays Bank PLC
5,688	5,518	—	1/12/43	3.50% (1 month	Synthetic TRS	(96)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
163,859	162,286	—	1/12/41	4.00% (1 month	Synthetic TRS	1,661
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
3,675,514	3,743,365	—	11/25/20	(3 month USD-	A basket	69,369
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly *
19,354	19,701	—	11/25/20	3 month USD-	Russell 1000 Total	(348)
				LIBOR-BBA minus	Return Index —
				0.75% — Quarterly	Quarterly
3,754,722	3,821,975	—	11/25/20	3 month USD-	Russell 1000 Total	(66,972)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
Credit Suisse International
12,133	11,919	—	1/12/45	3.50% (1 month	Synthetic TRS	(35)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

66 Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$163,859	$162,286	$—	1/12/41	(4.00%) 1 month	Synthetic TRS	$(770)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		1,093,669
Upfront premium (paid)		—		Unrealized (depreciation)		(1,280,584)
Total		$—		Total		$(186,915)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Technology	1,866	$593,382	5.45%
Amazon.com, Inc.	Consumer cyclicals	224	548,293	5.04%
Alphabet, Inc. Class A	Technology	296	424,450	3.90%
Microsoft Corp.	Technology	2,129	390,076	3.58%
JPMorgan Chase & Co.	Financials	2,597	252,754	2.32%
Cisco Systems, Inc.	Technology	5,070	242,466	2.23%
Adobe, Inc.	Technology	627	242,209	2.23%
Verizon Communications, Inc.	Communication services	4,143	237,728	2.18%
Procter & Gamble Co. (The)	Consumer staples	2,005	232,424	2.14%
Qualcomm, Inc.	Technology	2,497	201,973	1.86%
Chevron Corp.	Energy	2,139	196,183	1.80%
Coca-Cola Co. (The)	Consumer staples	3,550	165,729	1.52%
Intuit, Inc.	Technology	567	164,740	1.51%
Johnson & Johnson	Health care	1,052	156,471	1.44%
Citigroup, Inc.	Financials	3,199	153,263	1.41%
eBay, Inc.	Technology	3,259	148,437	1.36%
Medtronic PLC	Health care	1,504	148,238	1.36%
Oracle Corp.	Technology	2,727	146,613	1.35%
PepsiCo, Inc.	Consumer staples	1,028	135,280	1.24%
Lockheed Martin Corp.	Capital goods	345	134,101	1.23%
ServiceNow, Inc.	Technology	345	133,931	1.23%
Take-Two Interactive Software, Inc.	Technology	955	130,050	1.20%
Amgen, Inc.	Health care	536	123,052	1.13%
Merck & Co., Inc.	Health care	1,496	120,737	1.11%
Comcast Corp. Class A	Communication services	2,965	117,424	1.08%
Northrop Grumman Corp.	Capital goods	328	109,893	1.01%
Honeywell International, Inc.	Capital goods	731	106,602	0.98%
Starbucks Corp.	Consumer staples	1,343	104,758	0.96%
Activision Blizzard, Inc.	Technology	1,450	104,344	0.96%
Booking Holdings, Inc.	Consumer cyclicals	62	101,677	0.93%
Abbott Laboratories	Health care	1,062	100,831	0.93%
DocuSign, Inc.	Technology	696	97,302	0.89%

Dynamic Risk Allocation Fund 67

A BASKET (MLFCF15) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
MetLife, Inc.	Financials	2,688	$96,796	0.89%
Veeva Systems, Inc. Class A	Technology	403	88,311	0.81%
Otis Worldwide Corp.	Capital goods	1,655	87,125	0.80%
American Electric Power Co., Inc.	Utilities and power	942	80,269	0.74%
Crown Castle International Corp.	Communication services	458	78,906	0.73%
Waste Management, Inc.	Capital goods	719	76,743	0.71%
Edwards Lifesciences Corp.	Health care	340	76,297	0.70%
AGNC Investment Corp.	Financials	5,855	75,765	0.70%
Xilinx, Inc.	Technology	824	75,744	0.70%
Eli Lilly and Co.	Health care	475	72,634	0.67%
Autodesk, Inc.	Technology	341	71,759	0.66%
Biogen, Inc.	Health care	229	70,182	0.64%
Exelon Corp.	Utilities and power	1,824	69,890	0.64%
McKesson Corp.	Health care	435	68,950	0.63%
Morgan Stanley	Financials	1,550	68,517	0.63%
Cummins, Inc.	Capital goods	403	68,374	0.63%
Annaly Capital Management, Inc.	Financials	10,854	66,862	0.61%
Equinix, Inc.	Communication services	92	63,989	0.59%

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Technology	402	$127,815	3.41%
Microsoft Corp.	Technology	657	120,404	3.22%
Alphabet, Inc. Class A	Technology	76	109,596	2.93%
Verizon Communications, Inc.	Communication services	1,567	89,931	2.40%
JPMorgan Chase & Co.	Financials	795	77,385	2.07%
Fidelity National Information	Technology	534	74,202	1.98%
Services, Inc.
Lockheed Martin Corp.	Capital goods	191	74,040	1.98%
Medtronic PLC	Health care	741	73,018	1.95%
Intuit, Inc.	Technology	240	69,618	1.86%
Texas Instruments, Inc.	Technology	584	69,300	1.85%
Mondelez International, Inc. Class A	Consumer staples	1,303	67,921	1.81%
Starbucks Corp.	Consumer staples	859	66,994	1.79%
Honeywell International, Inc.	Capital goods	450	65,652	1.75%
Amazon.com, Inc.	Consumer cyclicals	27	64,730	1.73%
Johnson & Johnson	Health care	422	62,782	1.68%
TJX Cos., Inc. (The)	Consumer cyclicals	1,188	62,688	1.67%
Automatic Data Processing, Inc.	Consumer cyclicals	423	62,036	1.66%
Leidos Holdings, Inc.	Technology	547	57,616	1.54%
Intercontinental Exchange, Inc.	Financials	574	55,849	1.49%
Walt Disney Co. (The)	Consumer cyclicals	455	53,340	1.42%
Allstate Corp. (The)	Financials	528	51,605	1.38%
Waste Management, Inc.	Capital goods	479	51,098	1.37%
Kinder Morgan, Inc.	Utilities and power	3,157	49,884	1.33%

68 Dynamic Risk Allocation Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
eBay, Inc.	Technology	1,094	$49,838	1.33%
Cisco Systems, Inc.	Technology	995	47,604	1.27%
Exelon Corp.	Utilities and power	1,241	47,554	1.27%
Baxter International, Inc.	Health care	501	45,133	1.21%
DTE Energy Co.	Utilities and power	412	44,321	1.18%
U.S. Bancorp	Financials	1,209	42,995	1.15%
Sysco Corp.	Consumer staples	769	42,399	1.13%
Take-Two Interactive Software, Inc.	Technology	308	41,880	1.12%
Cognizant Technology Solutions	Technology	770	40,799	1.09%
Corp. Class A
Charter Communications, Inc. Class A	Communication services	74	40,269	1.08%
Hershey Co. (The)	Consumer staples	295	40,010	1.07%
Pfizer, Inc.	Health care	1,039	39,690	1.06%
Synopsys, Inc.	Technology	211	38,198	1.02%
Garmin, Ltd.	Technology	412	37,181	0.99%
Annaly Capital Management, Inc.	Financials	5,977	36,821	0.98%
Merck & Co., Inc.	Health care	455	36,739	0.98%
Ross Stores, Inc.	Consumer cyclicals	372	36,078	0.96%
AutoZone, Inc.	Consumer cyclicals	31	35,136	0.94%
Procter & Gamble Co. (The)	Consumer staples	303	35,111	0.94%
Omnicom Group, Inc.	Consumer cyclicals	616	33,744	0.90%
Hologic, Inc.	Health care	633	33,561	0.90%
F5 Networks, Inc.	Technology	228	33,061	0.88%
Bristol-Myers Squibb Co.	Health care	553	33,035	0.88%
Exxon Mobil Corp.	Energy	712	32,393	0.87%
QIAGEN NV (Netherlands)	Health care	727	31,814	0.85%
Juniper Networks, Inc.	Communication services	1,296	31,436	0.84%
VICI Properties, Inc.	Financials	1,602	31,424	0.84%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/20
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$1,000,000	$2,631	$(17)	5/7/30	1.319% — At	USA Non Revised	$2,614
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
600,000	22,838	(10)	3/6/30	(1.675%) — At	USA Non Revised	(22,848)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
700,000	32,825	(12)	10/1/29	(1.765%) — At	USA Non Revised	(32,837)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

Dynamic Risk Allocation Fund 69

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$500,000	$50,659	$—	12/5/26	(2.308%) — At	USA Non Revised	$(50,659)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,100,000	53,885	(18)	9/9/29	(1.79%) — At	USA Non Revised	(53,903)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,500,000	66,491	—	4/7/26	(1.858%) — At	USA Non Revised	(66,491)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,400,000	85,831	—	8/7/25	(1.92%) — At	USA Non Revised	(85,831)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,100,000	95,785	(18)	3/7/29	(2.138%) — At	USA Non Revised	(95,803)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,400,000	118,541	(24)	2/7/29	(2.099%) — At	USA Non Revised	(118,564)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,500,000	124,335	(16)	11/7/27	(2.1438%) — At	USA Non Revised	(124,351)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
2,100,000	126,174	(35)	7/8/29	(1.875%) — At	USA Non Revised	(126,210)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,400,000	154,466	(24)	4/6/28	(2.3075%) — At	USA Non Revised	(154,490)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,700,000	204,367	(29)	7/9/28	(2.3875%) — At	USA Non Revised	(204,396)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

70 Dynamic Risk Allocation Fund

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$2,600,000	$459,719	$—	1/9/23	(2.76%) — At	USA Non Revised	$(459,719)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
6,000,000	695,664	(100)	7/2/28	(2.356%) — At	USA Non Revised	(695,763)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(303)				$(2,289,251)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/20
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.11	BB–/P	$1,695	$3,000	$1,380	11/18/54	500 bp —	$318
Index						Monthly
CMBX NA BB.6	BB–/P	4,734	33,000	16,724	5/11/63	500 bp —	(11,958)
Index						Monthly
CMBX NA BB.7	BB–/P	1,633	32,000	14,886	1/17/47	500 bp —	(13,222)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	15	3,000	794	5/11/63	300 bp —	(778)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(71)	64,000	10,496	5/11/63	200 bp —	(10,542)
Index						Monthly
CMBX NA A.7	A/P	294	8,000	954	1/17/47	200 bp —	(657)
Index						Monthly
CMBX NA A.7	A/P	943	24,000	2,863	1/17/47	200 bp —	(1,911)
Index						Monthly
CMBX NA A.7	A/P	1,040	25,000	2,983	1/17/47	200 bp —	(1,933)
Index						Monthly
CMBX NA BB.7	BB–/P	936	7,000	3,256	1/17/47	500 bp —	(2,313)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,128	12,000	4,014	5/11/63	300 bp —	(2,879)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	607	12,000	1,968	5/11/63	200 bp —	(1,356)
Index						Monthly
CMBX NA A.6	A/P	301	13,000	2,132	5/11/63	200 bp —	(1,826)
Index						Monthly
CMBX NA A.6	A/P	759	15,000	2,460	5/11/63	200 bp —	(1,695)
Index						Monthly
CMBX NA A.6	A/P	781	15,000	2,460	5/11/63	200 bp —	(1,674)
Index						Monthly

Dynamic Risk Allocation Fund 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$1,248	$19,000	$3,116	5/11/63	200 bp —	$(1,861)
Index						Monthly
CMBX NA A.6	A/P	(161)	20,000	3,280	5/11/63	200 bp —	(3,433)
Index						Monthly
CMBX NA A.6	A/P	1,133	22,000	3,608	5/11/63	200 bp —	(2,466)
Index						Monthly
CMBX NA A.6	A/P	1,186	24,000	3,936	5/11/63	200 bp —	(2,741)
Index						Monthly
CMBX NA A.6	A/P	1,988	31,000	5,084	5/11/63	200 bp —	(3,084)
Index						Monthly
CMBX NA A.6	A/P	1,083	35,000	5,740	5/11/63	200 bp —	(4,644)
Index						Monthly
CMBX NA A.6	A/P	1,820	58,000	9,512	5/11/63	200 bp —	(7,670)
Index						Monthly
CMBX NA A.6	A/P	3,736	62,000	10,168	5/11/63	200 bp —	(6,408)
Index						Monthly
CMBX NA A.6	A/P	3,257	64,000	10,496	5/11/63	200 bp —	(7,214)
Index						Monthly
CMBX NA BBB–.6	BB+/P	109	1,000	335	5/11/63	300 bp —	(225)
Index						Monthly
CMBX NA BBB–.6	BB+/P	317	4,000	1,338	5/11/63	300 bp —	(1,019)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,056	9,000	3,011	5/11/63	300 bp —	(1,949)
Index						Monthly
CMBX NA BBB–.6	BB+/P	613	9,000	3,011	5/11/63	300 bp —	(2,392)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,266	15,000	5,018	5/11/63	300 bp —	(3,743)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,941	23,000	7,694	5/11/63	300 bp —	(5,739)
Index						Monthly
CMBX NA BBB–.6	BB+/P	4,261	35,000	11,708	5/11/63	300 bp —	(7,426)
Index						Monthly
CMBX NA BBB–.6	BB+/P	5,939	79,000	26,426	5/11/63	300 bp —	(20,441)
Index						Monthly
CMBX NA BBB–.6	BB+/P	8,253	88,000	29,436	5/11/63	300 bp —	(21,131)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	420	3,000	492	5/11/63	200 bp —	(71)
Index						Monthly
CMBX NA A.6	A/P	65,662	505,000	82,820	5/11/63	200 bp —	(16,962)
Index						Monthly
CMBX NA BB.10	BB–/P	722	9,000	4,574	5/11/63	500 bp —	(3,843)
Index						Monthly
CMBX NA BB.6	BB–/P	5,663	11,000	5,575	5/11/63	500 bp —	99
Index						Monthly
CMBX NA BBB–.6	BB+/P	25,896	81,000	27,095	5/11/63	300 bp —	(1,151)
Index						Monthly

72 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/20 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA BBB–.6	BB+/P	$446	$5,000	$1,673	5/11/63	300 bp —	$(1,223)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	(376)	49,000	8,036	5/11/63	200 bp —	(8,393)
Index						Monthly
CMBX NA BB.6	BB–/P	1,473	6,000	3,041	5/11/63	500 bp —	(1,562)
Index						Monthly
CMBX NA BB.6	BB–/P	3,203	13,000	6,588	5/11/63	500 bp —	(3,372)
Index						Monthly
Upfront premium received		157,557	Unrealized appreciation				417
Upfront premium (paid)		(608)	Unrealized (depreciation)				(192,907)
Total		$156,949	Total				$(192,490)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/20
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(22)	$3,000	$358	1/17/47	(200 bp) —	$334
					Monthly
CMBX NA BB.10 Index	(417)	4,000	2,033	11/17/59	(500 bp) —	1,611
					Monthly
CMBX NA BB.10 Index	(329)	3,000	1,525	11/17/59	(500 bp) —	1,193
					Monthly
CMBX NA BB.11 Index	(1,684)	13,000	5,981	11/18/54	(500 bp) —	4,284
					Monthly
CMBX NA BB.11 Index	(377)	4,000	1,840	11/18/54	(500 bp) —	1,459
					Monthly
CMBX NA BB.11 Index	(69)	1,000	460	11/18/54	(500 bp) —	390
					Monthly
CMBX NA BB.11 Index	(51)	1,000	460	11/18/54	(500 bp) —	408
					Monthly
CMBX NA BB.11 Index	(52)	1,000	460	11/18/54	(500 bp) —	407
					Monthly
CMBX NA BB.8 Index	(124)	1,000	587	10/17/57	(500 bp) —	462
					Monthly
CMBX NA BB.9 Index	(4,542)	44,000	22,084	9/17/58	(500 bp) —	17,499
					Monthly

Dynamic Risk Allocation Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(581)	$9,000	$4,517	9/17/58	(500 bp) —	$3,928
					Monthly
CMBX NA BB.9 Index	(202)	5,000	2,510	9/17/58	(500 bp) —	2,303
					Monthly
CMBX NA BB.9 Index	(129)	2,000	1,004	9/17/58	(500 bp) —	873
					Monthly
CMBX NA BB.9 Index	(36)	1,000	502	9/17/58	(500 bp) —	465
					Monthly
CMBX NA BB.9 Index	(39)	1,000	502	9/17/58	(500 bp) —	462
					Monthly
CMBX NA BBB–.10 Index	(2,681)	9,000	2,498	11/17/59	(300 bp) —	(189)
					Monthly
CMBX NA BBB–.11 Index	(1,640)	5,000	1,413	11/18/54	(300 bp) —	(230)
					Monthly
CMBX NA BBB–.11 Index	(981)	3,000	848	11/18/54	(300 bp) —	(135)
					Monthly
CMBX NA BBB–.11 Index	(962)	3,000	848	11/18/54	(300 bp) —	(116)
					Monthly
CMBX NA BBB–.11 Index	(653)	2,000	565	11/18/54	(300 bp) —	(89)
					Monthly
CMBX NA BBB–.12 Index	(8,516)	27,000	7,147	8/17/61	(300 bp) —	(1,385)
					Monthly
CMBX NA BBB–.12 Index	(2,816)	8,000	2,118	8/17/61	(300 bp) —	(703)
					Monthly
CMBX NA BBB–.12 Index	(2,391)	7,000	1,853	8/17/61	(300 bp) —	(543)
					Monthly
CMBX NA BBB–.12 Index	(1,337)	4,000	1,059	8/17/61	(300 bp) —	(280)
					Monthly
CMBX NA BBB–.12 Index	(1,002)	3,000	794	8/17/61	(300 bp) —	(210)
					Monthly
CMBX NA BBB–.6 Index	(27,892)	438,000	146,511	5/11/63	(300 bp) —	118,363
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(1,201)	9,000	4,574	11/17/59	(500 bp) —	3,364
					Monthly
CMBX NA BB.10 Index	(1,070)	9,000	4,574	11/17/59	(500 bp) —	3,495
					Monthly
CMBX NA BB.10 Index	(622)	5,000	2,541	11/17/59	(500 bp) —	1,915
					Monthly
CMBX NA BB.7 Index	(1,112)	63,000	31,928	5/11/63	(500 bp) —	30,755
					Monthly
CMBX NA BB.9 Index	(2,907)	29,000	14,555	9/17/58	(500 bp) —	11,620
					Monthly
CMBX NA BBB–.7 Index	(78)	1,000	265	1/17/47	(300 bp) —	186
					Monthly

74 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International
CMBX NA BB.7 Index	$(303)	$2,000	$930	1/17/47	(500 bp) —	$626
					Monthly
CMBX NA BB.12 Index	(366)	1,000	448	8/17/61	(500 bp) —	81
					Monthly
CMBX NA BB.7 Index	(6,904)	34,000	15,817	1/17/47	(500 bp) —	8,880
					Monthly
CMBX NA BB.7 Index	(655)	4,000	1,861	1/17/47	(500 bp) —	1,202
					Monthly
CMBX NA BB.9 Index	(39)	1,000	502	9/17/58	(500 bp) —	462
					Monthly
CMBX NA BBB–.12 Index	(1,351)	4,000	1,059	8/17/61	(300 bp) —	(294)
					Monthly
JPMorgan Securities LLC
CMBX NA A.7 Index	(1,138)	54,000	6,442	1/17/47	(200 bp) —	5,283
					Monthly
CMBX NA BB.11 Index	(4,908)	9,000	4,141	11/18/54	(500 bp) —	(776)
					Monthly
CMBX NA BB.12 Index	(5,492)	10,000	4,482	8/17/61	(500 bp) —	(1,020)
					Monthly
CMBX NA BB.17 Index	(16,648)	34,000	15,817	1/17/47	(500 bp) —	(865)
					Monthly
CMBX NA BB.9 Index	(494)	1,000	502	9/17/58	(500 bp) —	7
					Monthly
CMBX NA BBB–.10 Index	(845)	3,000	833	11/17/59	(300 bp) —	(14)
					Monthly
CMBX NA BBB–.10 Index	(894)	3,000	833	11/17/59	(300 bp) —	(63)
					Monthly
CMBX NA BBB–.11 Index	(1,257)	4,000	1,130	11/18/54	(300 bp) —	(129)
					Monthly
CMBX NA BBB–.11 Index	(1,290)	4,000	1,130	11/18/54	(300 bp) —	(161)
					Monthly
CMBX NA BBB–.11 Index	(629)	2,000	565	11/18/54	(300 bp) —	(65)
					Monthly
CMBX NA BBB–.11 Index	(628)	2,000	565	11/18/54	(300 bp) —	(64)
					Monthly
CMBX NA BBB–.12 Index	(995)	3,000	794	8/17/61	(300 bp) —	(203)
					Monthly
CMBX NA BBB–.12 Index	(349)	1,000	265	8/17/61	(300 bp) —	(85)
					Monthly
CMBX NA BBB–.7 Index	(235)	1,000	265	1/17/47	(300 bp) —	29
					Monthly

Dynamic Risk Allocation Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA BB.10 Index	$(455)	$8,000	$4,066	11/17/59	(500 bp) —	$3,603
					Monthly
CMBX NA BB.11 Index	(3,954)	8,000	3,681	11/18/54	(500 bp) —	(281)
					Monthly
CMBX NA BB.9 Index	(623)	16,000	8,030	9/17/58	(500 bp) —	7,392
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(420)	4,000	2,033	11/17/59	(500 bp) —	1,609
					Monthly
CMBX NA BB.12 Index	(1,200)	2,000	896	8/17/61	(500 bp) —	(306)
					Monthly
CMBX NA BB.12 Index	(71)	1,000	448	8/17/61	(500 bp) —	377
					Monthly
CMBX NA BB.7 Index	(578)	3,000	1,396	1/17/47	(500 bp) —	814
					Monthly
CMBX NA BB.9 Index	(123)	2,000	1,004	9/17/58	(500 bp) —	879
					Monthly
CMBX NA BB.9 Index	(99)	2,000	1,004	9/17/58	(500 bp) —	903
					Monthly
CMBX NA BB.9 Index	(40)	1,000	502	9/17/58	(500 bp) —	461
					Monthly
CMBX NA BB.9 Index	(39)	1,000	502	9/17/58	(500 bp) —	462
					Monthly
CMBX NA BB.9 Index	(54)	1,000	502	9/17/58	(500 bp) —	447
					Monthly
CMBX NA BB.9 Index	(61)	1,000	502	9/17/58	(500 bp) —	440
					Monthly
CMBX NA BB.9 Index	(75)	1,000	502	9/17/58	(500 bp) —	426
					Monthly
CMBX NA BB.9 Index	(62)	1,000	502	9/17/58	(500 bp) —	439
					Monthly
CMBX NA BBB–.11 Index	(1,579)	5,000	1,413	11/18/54	(300 bp) —	(169)
					Monthly
CMBX NA BBB–.11 Index	(1,266)	4,000	1,130	11/18/54	(300 bp) —	(138)
					Monthly
CMBX NA BBB–.11 Index	(624)	2,000	565	11/18/54	(300 bp) —	(60)
					Monthly
CMBX NA BBB–.12 Index	(665)	2,000	529	8/17/61	(300 bp) —	(136)
					Monthly
Upfront premium received	—	Unrealized appreciation				240,598
Upfront premium (paid)	(123,923)	Unrealized (depreciation)				(8,709)
Total	$(123,923)	Total				$231,889

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

76 Dynamic Risk Allocation Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/20
		Upfront
		premium			Termi-	Payments
		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	appreciation
EM Series 33	BB+/P	$477,622	$4,900,000	$426,099	6/20/25	100 bp —	$60,643
Index						Quarterly
NA IG Series 34	BBB+/P	(3,056)	550,000	6,073	6/20/25	100 bp —	3,414
Index						Quarterly
Total		$474,566					$64,057

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Risk Allocation Fund 77

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$269,365	$863,231	$—
Capital goods	2,301,224	582,767	—
Communication services	1,481,716	450,362	—
Consumer cyclicals	2,733,929	1,413,903	—
Consumer staples	2,400,159	1,294,204	—
Energy	628,780	294,862	—
Financials	6,019,120	1,760,215	—
Health care	4,059,505	1,083,476	—
Technology	8,289,872	1,080,692	—
Transportation	143,925	328,370	—
Utilities and power	1,329,854	327,061	—
Total common stocks	29,657,449	9,479,143	—

Asset-backed securities	—	447,464	—
Commodity linked notes	—	1,407,673	—
Convertible bonds and notes	—	18,453	—
Corporate bonds and notes	—	21,504,976	—
Foreign government and agency bonds and notes	—	630,585	—
Investment companies	119,280	—	—
Mortgage-backed securities	—	3,331,420	—
Preferred stocks	18,551	—	—
Purchased options outstanding	—	1,184,328	—
Senior loans	—	478,317	—
U.S. government and agency mortgage obligations	—	11,473,510	—
U.S. treasury obligations	—	111,526	—
Warrants	—	394,792	—
Short-term investments	5,997,490	4,070,857	—
Totals by level	$35,792,770	$54,533,044	$—

78 Dynamic Risk Allocation Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(106,895)	$—
Futures contracts	(690,796)	—	—
Written options outstanding	—	(11,138)	—
TBA sale commitments	—	(2,097,344)	—
Interest rate swap contracts	—	342,147	—
Total return swap contracts	—	(2,475,863)	—
Credit default contracts	—	(404,136)	—
Totals by level	$(690,796)	$(4,753,229)	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 79

Statement of assets and liabilities 5/31/20

ASSETS
Investment in securities, at value, including $346,878 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $81,223,006)	$84,840,674
Affiliated issuers (identified cost $5,485,140) (Notes 1 and 5)	5,485,140
Cash	14,998
Foreign currency (cost $3,908) (Note 1)	5,122
Dividends, interest and other receivables	395,659
Foreign tax reclaim	45,339
Receivable for shares of the fund sold	444,826
Receivable for investments sold	72,889
Receivable for sales of TBA securities (Note 1)	2,098,478
Receivable from Manager (Note 2)	71,409
Receivable for variation margin on futures contracts (Note 1)	63,774
Receivable for variation margin on centrally cleared swap contracts (Note 1)	115,174
Unrealized appreciation on forward currency contracts (Note 1)	279,304
Unrealized appreciation on OTC swap contracts (Note 1)	1,334,684
Premium paid on OTC swap contracts (Note 1)	124,531
Prepaid assets	38,947
Total assets	95,430,948

LIABILITIES
Payable for investments purchased	203,427
Payable for purchases of delayed delivery securities (Note 1)	15,188
Payable for purchases of TBA securities (Note 1)	10,596,122
Payable for shares of the fund repurchased	37,641
Payable for custodian fees (Note 2)	148,613
Payable for investor servicing fees (Note 2)	23,296
Payable for Trustee compensation and expenses (Note 2)	18,498
Payable for administrative services (Note 2)	317
Payable for distribution fees (Note 2)	8,507
Payable for variation margin on futures contracts (Note 1)	50,156
Payable for variation margin on centrally cleared swap contracts (Note 1)	51,240
Unrealized depreciation on OTC swap contracts (Note 1)	1,482,200
Premium received on OTC swap contracts (Note 1)	157,557
Unrealized depreciation on forward currency contracts (Note 1)	386,199
Written options outstanding, at value (premiums $19,425) (Note 1)	11,138
TBA sale commitments, at value (proceeds receivable $2,095,742) (Note 1)	2,097,344
Collateral on securities loaned, at value (Note 1)	357,650
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	981,526
Other accrued expenses	110,758
Total liabilities	16,737,377

Net assets	$78,693,571

(Continued on next page)

80 Dynamic Risk Allocation Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$79,210,869
Total distributable earnings (Note 1)	(517,298)
Total — Representing net assets applicable to capital shares outstanding	$78,693,571

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($11,608,890 divided by 1,132,175 shares)	$10.25
Offering price per class A share (100/94.25 of $10.25)*	$10.88
Net asset value and offering price per class B share ($1,340,218 divided by 132,948 shares)**	$10.08
Net asset value and offering price per class C share ($3,163,450 divided by 312,813 shares)**	$10.11
Net asset value, offering price and redemption price per class R share
($9,537 divided by 924 shares)	$10.32
Net asset value, offering price and redemption price per class R6 share
($22,348,411 divided by 2,185,991 shares)	$10.22
Net asset value, offering price and redemption price per class Y share
($40,223,065 divided by 3,917,053 shares)	$10.27

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 81

Statement of operations Year ended 5/31/20

INVESTMENT INCOME
Interest (net of foreign tax of $185 ) (including interest income of $125,192 from investments
in affiliated issuers) (Note 5)	$1,433,638
Dividends (net of foreign tax of $37,633)	1,140,069
Securities lending (net of expenses) (Notes 1 and 5)	604
Total investment income	2,574,311

EXPENSES
Compensation of Manager (Note 2)	612,744
Investor servicing fees (Note 2)	143,939
Custodian fees (Note 2)	164,915
Trustee compensation and expenses (Note 2)	3,515
Distribution fees (Note 2)	93,197
Administrative services (Note 2)	2,183
Auditing and tax fees	109,299
Blue sky expense	99,386
Other	53,039
Fees waived and reimbursed by Manager (Note 2)	(447,086)
Total expenses	835,131
Expense reduction (Note 2)	(1,416)
Net expenses	833,715

Net investment income	1,740,596

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(3,044,781)
Foreign currency transactions (Note 1)	605
Forward currency contracts (Note 1)	(351,825)
Futures contracts (Note 1)	943,439
Swap contracts (Note 1)	1,884,837
Written options (Note 1)	(99,015)
Total net realized loss	(666,740)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(1,253,606)
Assets and liabilities in foreign currencies	(1,459)
Forward currency contracts	31,010
Futures contracts	(510,752)
Swap contracts	(1,457,345)
Written options	5,690
Total change in net unrealized depreciation	(3,186,462)

Net loss on investments	(3,853,202)

Net decrease in net assets resulting from operations	$(2,112,606)

The accompanying notes are an integral part of these financial statements.

82 Dynamic Risk Allocation Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 5/31/20	Year ended 5/31/19
Operations
Net investment income	$1,740,596	$3,173,483
Net realized gain (loss) on investments
and foreign currency transactions	(666,740)	705,945
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(3,186,462)	(9,069,220)
Net decrease in net assets resulting from operations	(2,112,606)	(5,189,792)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(476,020)	(220,574)
Class B	(45,234)	(11,715)
Class C	(117,804)	(29,462)
Class M	—	(2,465)
Class R	(290)	(305)
Class R6	(967,842)	(1,494,083)
Class Y	(1,602,661)	(700,651)
Increase (decrease) from capital share transactions (Note 4)	2,110,429	(67,692,110)
Total decrease in net assets	(3,212,028)	(75,341,157)

NET ASSETS
Beginning of year	81,905,599	157,246,756
End of year	$78,693,571	$81,905,599

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 83

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class A
May 31, 2020	$10.90	.20	(.45)	(.25)	(.40)	—	(.40)	—	$10.25	(2.64)	$11,609	1.17	1.86	283
May 31, 2019	11.61	.23	(.78)	(.55)	(.16)	—	(.16)	—	10.90	(4.63)	14,142	1.15	2.04	255
May 31, 2018	10.96	.22	.74	.96	(.32)	—	(.32)	.01[f]	11.61	8.86	18,906	1.14	1.93	312
May 31, 2017	10.28	.17	.76	.93	(.25)	—	(.25)	—	10.96	9.18	18,582	1.13	1.64	299
May 31, 2016	11.10	.15	(.73)	(.58)	(.03)	(.21)	(.24)	—	10.28	(5.14)	20,236	1.25	1.49	300
Class B
May 31, 2020	$10.72	.12	(.45)	(.33)	(.31)	—	(.31)	—	$10.08	(3.36)	$1,340	1.92	1.10	283
May 31, 2019	11.39	.14	(.74)	(.60)	(.07)	—	(.07)	—	10.72	(5.27)	1,664	1.90	1.30	255
May 31, 2018	10.76	.13	.72	.85	(.23)	—	(.23)	.01[f]	11.39	7.97	2,315	1.89	1.18	312
May 31, 2017	10.08	.09	.75	.84	(.16)	—	(.16)	—	10.76	8.41	2,669	1.88	.89	299
May 31, 2016	10.94	.08	(.73)	(.65)	—	(.21)	(.21)	—	10.08	(5.91)	3,207	2.00	.75	300
Class C
May 31, 2020	$10.75	.12	(.46)	(.34)	(.30)	—	(.30)	—	$10.11	(3.43)	$3,163	1.92	1.11	283
May 31, 2019	11.42	.14	(.74)	(.60)	(.07)	—	(.07)	—	10.75	(5.26)	4,970	1.90	1.28	255
May 31, 2018	10.78	.13	.72	.85	(.22)	—	(.22)	.01[f]	11.42	7.99	5,812	1.89	1.18	312
May 31, 2017	10.09	.09	.75	.84	(.15)	—	(.15)	—	10.78	8.42	7,356	1.88	.88	299
May 31, 2016	10.95	.08	(.73)	(.65)	—	(.21)	(.21)	—	10.09	(5.90)	9,659	2.00	.74	300
Class R
May 31, 2020	$10.93	.18	(.47)	(.29)	(.32)	—	(.32)	—	$10.32	(2.87)	$10	1.42	1.59	283
May 31, 2019	11.56	.21	(.77)	(.56)	(.07)	—	(.07)	—	10.93	(4.77)	10	1.40	1.87	255
May 31, 2018	10.93	.19	.73	.92	(.30)	—	(.30)	.01[f]	11.56	8.51	103	1.39	1.67	312
May 31, 2017	10.21	.15	.75	.90	(.18)	—	(.18)	—	10.93	8.92	110	1.38	1.40	299
May 31, 2016	11.02	.12	(.72)	(.60)	—	(.21)	(.21)	—	10.21	(5.40)	135	1.50	1.17	300
Class R6
May 31, 2020	$10.87	.25	(.46)	(.21)	(.44)	—	(.44)	—	$10.22	(2.26)	$22,348.75		2.27	283
May 31, 2019	11.58	.28	(.78)	(.50)	(.21)	—	(.21)	—	10.87	(4.17)	19,332.75		2.55	255
May 31, 2018	10.94	.26	.73	.99	(.36)	—	(.36)	.01[f]	11.58	9.19	81,403.75		2.31	312
May 31, 2017	10.26	.22	.75	.97	(.29)	—	(.29)	—	10.94	9.65	102,097.75		2.04	299
May 31, 2016	11.10	.22	(.76)	(.54)	(.09)	(.21)	(.30)	—	10.26	(4.83)	96,118.81		2.17	300
Class Y
May 31, 2020	$10.92	.23	(.45)	(.22)	(.43)	—	(.43)	—	$10.27	(2.37)	$40,223.92		2.11	283
May 31, 2019	11.63	.25	(.77)	(.52)	(.19)	—	(.19)	—	10.92	(4.33)	41,531.90		2.27	255
May 31, 2018	10.99	.25	.73	.98	(.35)	—	(.35)	.01[f]	11.63	9.02	48,411.89		2.17	312
May 31, 2017	10.30	.20	.77	.97	(.28)	—	(.28)	—	10.99	9.56	45,467.88		1.90	299
May 31, 2016	11.10	.17	(.72)	(.55)	(.04)	(.21)	(.25)	—	10.30	(4.94)	47,321	1.00	1.62	300

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

84 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 85

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

			Percentage of average net assets
	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
Class A	0.52%	0.30%	0.24%	0.23%	0.17%
Class B	0.52	0.30	0.24	0.23	0.17
Class C	0.52	0.30	0.24	0.23	0.17
Class R	0.52	0.30	0.24	0.23	0.17
Class R6	0.52	0.30	0.24	0.23	0.20
Class Y	0.52	0.30	0.24	0.23	0.17

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement from Putnam Management which amounted to $0.01 per share outstanding on May 31, 2018.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Risk Allocation Fund

Notes to financial statements 5/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2019 through May 31, 2020.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts (REITs). These asset classes offer different return potential and exposure to different investment risks. Putnam Management allocates the fund’s assets among asset classes in a manner intended to diversify the fund’s exposure to these different types of risk. Putnam Management typically uses leverage to adjust or to increase the fund’s exposure to certain asset classes in order to diversify or balance risk exposure. Putnam Management expects that, on average, net notional investment exposure of approximately 150% of the net assets of the fund will result from the fund’s allocation strategy under normal market conditions, although the amounts of leverage may be significantly higher or lower at any given time. Putnam Management believes that better risk diversification creates the potential for the fund to perform well in a variety of market environments. Because the potential risks and returns of asset classes, the costs of leverage, and the benefits of diversification vary over time and with market conditions, Putnam Management makes dynamic adjustments to the fund’s asset allocations as the market environment changes. Putnam Management uses qualitative analysis, which includes evaluation of the business cycle environment and its impact on different asset classes, and quantitative techniques, which incorporate individual valuation and relative valuation measures, to establish asset class allocations that it believes will enable the fund to perform well in a variety of environments. Putnam Management also uses active trading strategies, such as active security selection, tactical asset allocation, currency transactions and options transactions. Certain of these strategies may introduce additional investment leverage. When making particular investments within an asset class, Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes, to obtain leverage, and to adjust the return and volatility characteristics of the fund’s investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

Dynamic Risk Allocation Fund 87

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which

88 Dynamic Risk Allocation Fund

would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

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changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

90 Dynamic Risk Allocation Fund

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries and to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

Dynamic Risk Allocation Fund 91

a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities

92 Dynamic Risk Allocation Fund

that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $228,209 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $252,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $357,650 and the value of securities loaned amounted to $346,878.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

Dynamic Risk Allocation Fund 93

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,193,621	$—	$1,193,621

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $368,459 to its fiscal year ending May 31, 2021 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2020 and May 31, 2020, and (ii) specified ordinary and currency losses recognized between November 1, 2019 and May 31, 2020).

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss deferrals, from nontaxable dividends, from defaulted bond interest, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $931,259 to decrease undistributed net investment income, $16 to decrease paid-in capital and $931,275 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,236,472
Unrealized depreciation	(11,143,796)
Net unrealized appreciation	1,092,676
Capital loss carryforward	(1,193,621)
Late year ordinary loss deferral	(368,459)
Cost for federal income tax purposes	$83,789,113

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

94 Dynamic Risk Allocation Fund

invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.719% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2021, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.70% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $186,468 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $260,618 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$28,450	Class R	22
Class B	3,394	Class R6	11,873
Class C	9,285	Class Y	90,731
Class M	184	Total	$143,939

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The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $666 under the expense offset arrangements and by $750 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $60, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$33,182
Class B	1.00%	1.00%	15,851
Class C	1.00%	1.00%	43,453
ClassM *	1.00%	0.75%	661
Class R	1.00%	0.50%	50
Total			$93,197

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,829 and $27 from the sale of class A and class M shares, respectively, and received $3 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $12 on class A redemptions.

96 Dynamic Risk Allocation Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$233,588,964	$231,746,082
U.S. government securities (Long-term)	—	—
Total	$233,588,964	$231,746,082

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/20		YEAR ENDED 5/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	169,617	$1,894,280	202,519	$2,201,091
Shares issued in connection with
reinvestment of distributions	41,900	468,018	21,137	217,075
	211,517	2,362,298	223,656	2,418,166
Shares repurchased	(376,295)	(4,146,952)	(555,790)	(6,182,041)
Net decrease	(164,778)	$(1,784,654)	(332,134)	$(3,763,875)

	YEAR ENDED 5/31/20		YEAR ENDED 5/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	51	$566	2,079	$22,638
Shares issued in connection with
reinvestment of distributions	3,914	43,128	1,098	11,122
	3,965	43,694	3,177	33,760
Shares repurchased	(26,248)	(279,800)	(51,176)	(566,507)
Net decrease	(22,283)	$(236,106)	(47,999)	$(532,747)

	YEAR ENDED 5/31/20		YEAR ENDED 5/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	15,088	$164,734	88,421	$904,422
Shares issued in connection with
reinvestment of distributions	10,281	113,609	2,755	27,961
	25,369	278,343	91,176	932,383
Shares repurchased	(174,990)	(1,845,067)	(137,770)	(1,524,042)
Net decrease	(149,621)	$(1,566,724)	(46,594)	$(591,659)

Dynamic Risk Allocation Fund 97

	YEAR ENDED 5/31/20 *		YEAR ENDED 5/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	454	$5,136	709	$8,156
Shares issued in connection with
reinvestment of distributions	—	—	240	2,465
	454	5,136	949	10,621
Shares repurchased	(24,123)	(271,599)	(2,927)	(33,852)
Net decrease	(23,669)	$(266,463)	(1,978)	$(23,231)

	YEAR ENDED 5/31/20		YEAR ENDED 5/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,792	$20,147
Shares issued in connection with
reinvestment of distributions	26	290	—	—
	26	290	1,792	20,147
Shares repurchased	—	—	(9,785)	(110,270)
Net increase (decrease)	26	$290	(7,993)	$(90,123)

	YEAR ENDED 5/31/20		YEAR ENDED 5/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	939,769	$10,450,425	466,747	$5,171,428
Shares issued in connection with
reinvestment of distributions	87,114	967,842	146,192	1,494,083
	1,026,883	11,418,267	612,939	6,665,511
Shares repurchased	(619,067)	(6,715,400)	(5,862,871)	(65,260,876)
Net increase (decrease)	407,816	$4,702,867	(5,249,932)	$(58,595,365)

	YEAR ENDED 5/31/20		YEAR ENDED 5/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	630,488	$6,847,649	692,286	$7,589,074
Shares issued in connection with
reinvestment of distributions	142,876	1,595,921	67,929	697,632
	773,364	8,443,570	760,215	8,286,706
Shares repurchased	(659,019)	(7,182,351)	(1,119,601)	(12,381,816)
Net increase (decrease)	114,345	$1,261,219	(359,386)	$(4,095,110)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, Putnam Investments, LLC owned 924 class R shares of the fund (100.0% of class R shares outstanding), valued at $9,537.

At the close of the reporting period, a shareholder of record owned 21.6% of the outstanding shares of the fund.

98 Dynamic Risk Allocation Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/19	cost	proceeds	income	of 5/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$80,100	$2,813,375	$2,535,825	$4,970	$357,650
Putnam Short Term
Investment Fund**	4,614,804	35,382,147	34,869,461	125,192	5,127,490
Total Short-term
investments	$4,694,904	$38,195,522	$37,405,286	$130,162	$5,485,140

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Dynamic Risk Allocation Fund 99

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$89,000
Purchased currency option contracts (contract amount)	$5,200,000
Written equity option contracts (contract amount)	$24,000
Written currency option contracts (contract amount)	$3,900,000
Futures contracts (number of contracts)	200
Forward currency contracts (contract amount)	$40,700,000
Centrally cleared interest rate swap contracts (notional)	$37,800,000
OTC total return swap contracts (notional)	$33,500,000
Centrally cleared total return swap contracts (notional)	$25,300,000
OTC credit default contracts (notional)	$2,500,000
Centrally cleared credit default contracts (notional)	$9,200,000
Warrants (number of warrants)	140,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$362,282*	Unrealized depreciation	$766,418*
Foreign exchange
contracts	Investments, Receivables	324,285	Payables	397,337
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	2,775,141*	Unrealized depreciation	1,832,383*
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	470,452*	Unrealized depreciation	2,703,583*
Total		$3,932,160		$5,699,721

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

100 Dynamic Risk Allocation Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$25,105	$25,105
Foreign exchange
contracts	—	71	—	(351,825)	—	$(351,754)
Equity contracts	9,752	(125,293)	(40,805)	—	(759,299)	$(915,645)
Interest rate
contracts	—	—	984,244	—	2,619,031	$3,603,275
Total	$9,752	$(125,222)	$943,439	$(351,825)	$1,884,837	$2,360,981

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$130,080	$130,080
Foreign exchange
contracts	—	(28,967)	—	31,010	—	$2,043
Equity contracts	19,188	194,960	(234,277)	—	(117,655)	$(137,784)
Interest rate
contracts	—	—	(276,475)	—	(1,469,770)	$(1,746,245)
Total	$19,188	$165,993	$(510,752)	$31,010	$(1,457,345)	$(1,751,906)

Dynamic Risk Allocation Fund 101

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$101,919	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$101,919
OTC Total return swap contracts*#	1,022,639	1,661	—	—	69,369	—	—	—	—	—	—	—	—	—	—	—	—	—	1,093,669
Centrally cleared total return
swap contracts§	—	—	621	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	621
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	210,086	58,325	20,575	—	—	37,676	15,746	13,404	—	—	—	—	—	355,812
Centrally cleared credit
default contracts§	—	—	12,634	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12,634
Futures contracts§	—	—	—	—	—	—	—	—	—	—	63,774	—	—	—	—	—	—	—	63,774
Forward currency contracts#	27,705	35,107	—	—	11,525	—	15,082	49,496	24,541	16,627	—	—	—	8,621	47,480	16,519	14,500	12,101	279,304
Purchased options**#	275,470	—	—	—	621,576	—	—	13,536	—	263,635	—	—	—	—	—	—	10,111	—	1,184,328
Total Assets	$1,325,814	$36,768	$115,174	$—	$702,470	$210,086	$73,407	$83,607	$24,541	$280,262	$101,450	$15,746	$13,404	$8,621	$47,480	$16,519	$24,611	$12,101	$3,092,061
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	2,262	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,262
OTC Total return swap contracts*#	1,212,363	96	—	—	67,320	—	35	—	—	—	770	—	—	—	—	—	—	—	1,280,584
Centrally cleared total return
swap contracts§	—	—	48,978	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	48,978
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	33,717	24,505	151,630	—	—	120,291	1,669	17,627	—	—	—	—	—	349,439
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	18,681	—	—	—	—	—	—	31,475	—	—	—	—	—	—	—	50,156
Forward currency contracts#	12,380	9,530	—	—	31,779	—	33,975	52,184	24,164	124,667	—	—	—	23,660	37,554	9,066	24,478	2,762	386,199
Written options#	5,650	—	—	—	—	—	—	3,161	—	—	—	—	—	—	—	—	2,327	—	11,138
Total Liabilities	$1,230,393	$9,626	$51,240	$18,681	$99,099	$33,717	$58,515	$206,975	$24,164	$124,667	$152,536	$1,669	$17,627	$23,660	$37,554	$9,066	$26,805	$2,762	$2,128,756
Total Financial and Derivative
Net Assets	$95,421	$27,142	$63,934	$(18,681)	$603,371	$176,369	$14,892	$(123,368)	$377	$155,595	$(51,086)	$14,077	$(4,223)	$(15,039)	$9,926	$7,453	$(2,194)	$9,339	$963,305
Total collateral received
(pledged)†##	$95,421	$—	$—	$—	$603,371	$110,000	$—	$(123,368)	$—	$120,000	$(51,086)	$—	$—	$—	$—	$—	$—	$—
Net amount	$—	$27,142	$63,934	$(18,681)	$—	$66,369	$14,892	$—	$377	$35,595	$—	$14,077	$(4,223)	$(15,039)	$9,926	$7,453	$(2,194)	$9,339

102 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 103

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received
(including TBA commitments)**	$111,526	$—	$—	$—	$640,000	$110,000	$—	$—	$—	$120,000	$—	$—	$—	$—	$—	$—	$—	$—	$981,526
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$(141,000)	$—	$—	$(111,000)	$—	$—	$—	$—	$—	$—	$—	$(252,000)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $867,835 and $2,540,462, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

Note 11: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation, effective upon the completion of its audit with respect to the Fund’s financial statements for its fiscal year ended May 31, 2020, and the issuance of its report thereon. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, except that KPMG LLP advised the Fund of the following material weakness: for the year ended May 31, 2018, the Fund did not have appropriate financial reporting controls to identify the mispricing of a commodity linked note due to an incorrect security set up by the Fund’s pricing vendor.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant effective upon the completion of the audit by KPMG LLP of the Fund’s financial statements for the fiscal year ended May 31, 2020 and the issuance of KPMG LLP’s report thereon.

Federal tax information (Unaudited)

The fund designated 38.89% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 65.55%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

104 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 105

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World*.

Other directorships: Director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions; a Director and Treasurer of the Sun Valley Writers Conference, a literary not-for-profit organization; Trustee of the New York Society Library; and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded diversified energy company; Senior Advisor for First Reserve, an energy private equity firm; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of The Denver Foundation; previously a director of Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products, as well as UNS Energy Corporation, a publicly held electric and gas utility in Arizona, SM Energy Corporation, a publicly held U.S. exploration and production company, and CVR Energy Corporation, a publicly held refining company.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation; and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

106 Dynamic Risk Allocation Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Trustee of the Rubin Museum; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and Member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2020, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Risk Allocation Fund 107

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

108 Dynamic Risk Allocation Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
KPMG LLP	Nancy E. Florek	and Assistant Treasurer
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN735 321688 7/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Ms. Baumann, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distributions Committee and the Board of Trustees in the absence of such designation or identification

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2020	$81,601	$ —	$5,550	$ —
May 31, 2019	$107,357	$ —	$5,443	$ —

For the fiscal years ended May 31, 2020 and May 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,550 and $5,443 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2020	$ —	$ —	$ —	$ —
May 31, 2019	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 29, 2020